[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[425,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-BC4

                                  [SURF LOGO]

                          LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                               NOVEMBER 24, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                   TERM SHEET
                                NOVEMBER 20, 2003

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC4

                           $425,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION


                                                                                            EXPECTED   STATED
                                        WAL (YRS)      PAYMENT WINDOW                         FINAL     FINAL
                APPROX                 (CALL (4)/        (CALL (4)/     PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
  CLASS        SIZE ($)     COUPON      MATURITY)        MATURITY)       DELAY    ACCRUAL      (4)       (5)      (MOODY'S / S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1    259,029,000                            Information Not Provided Hereby                                   Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------
CLASS A-2     36,324,000  LIBOR + [ ]  2.16 / 2.20    1 - 93 /  1 - 123    0      Actual/36   9/2011   11/2034        Aaa/AAA
                           (1), (2)                                                  0
-----------------------------------------------------------------------------------------------------------------------------
CLASS A-3A    20,697,000  LIBOR + [ ]  0.90 / 0.90    1 - 21 /  1 -  21    0      Actual/36   9/2011   11/2034        Aaa/AAA
                           (2) (6)                                                   0
-----------------------------------------------------------------------------------------------------------------------------
CLASS A-3B    34,575,000   [ ]%(6)     4.90 / 6.21   21 - 93 / 21 - 212   24       30/360     9/2005   11/2034        Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------------
CLASS M-1     27,625,000  LIBOR + [ ]  5.18 / 5.75   40 - 93 / 40 - 175    0      Actual/36   9/2011   11/2034        Aa2/AA+
                           (3), (7)                                                  0
-----------------------------------------------------------------------------------------------------------------------------
CLASS M-2     22,313,000  LIBOR + [ ]  5.13 / 5.63   38 - 93 / 38 - 158    0      Actual/36   9/2011   11/2034         A2/A
                           (3), (7)                                                  0
-----------------------------------------------------------------------------------------------------------------------------
CLASS M-3      6,375,000  LIBOR + [ ]  5.12 / 5.52   38 - 93 / 38 - 135    0      Actual/36   9/2011   11/2034         A3/A-
                           (3), (7)                                                  0
-----------------------------------------------------------------------------------------------------------------------------
CLASS B-1      6,375,000  LIBOR + [ ]  5.11 / 5.42   37 - 93 / 37 - 125    0      Actual/36   9/2011   11/2034      Baa1/BBB+
                           (3), (7)                                                  0
-----------------------------------------------------------------------------------------------------------------------------
CLASS B-2      5,950,000  LIBOR + [ ]  5.10 / 5.25   37 - 93 / 37 - 112    0      Actual/36   9/2011   11/2034      Baa2/BBB
                           (3), (7)                                                  0
-----------------------------------------------------------------------------------------------------------------------------
CLASS B-3      5,737,000  LIBOR + [ ]  4.84 / 4.84   37 - 93 / 37 -  94    0      Actual/36   9/2011   11/2034      Baa3/BBB-
                           (3), (7)                                                   0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL        425,000,000
OFFERED:
-----------------------------------------------------------------------------------------------------------------------------

1)   Subject to the Group 2 Available Funds Cap and the Group 2 Maximum Rate
     Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on Class A-1, Class A-2, and Class A-3A will increase to 2x its margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x their respective margins on the following Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5)   Assumes latest maturity date of Mortgage Loans plus one year.

6)   Subject to the Group 3 Net WAC Cap.

7)   Subject to the Subordinate Net WAC Cap and the Subordinate Maximum Rate
     Cap.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                    CONTACTS

MBS/ABS Trading/Syndicate
Scott Soltas                               212-449-3659                scott_soltas@ml.com
Charles Sorrentino                         212-449-3659                charles_sorrentino@ml.com

Global Asset Backed Finance
Matt Whalen                                212-449-0752                matthew_whalen@ml.com
Paul Park                                  212-449-6380                paul_park@ml.com
Ted Bouloukos                              212-449-5029                ted_bouloukos@ml.com
Fred Hubert                                212-449-5071                fred_hubert@ml.com
Alan Chan                                  212-449-8140                alan_chan@ml.com
Alice Chang                                212-449-1701                alice_chang@ml.com
Sonia Lee                                  212-449-5067                sonia_lee@ml.com
Amanda DeZutter                            212-449-0425                amanda_dezutter@ml.com

ABS Research
Glenn Costello                             212-449-4457                glenn_costello@ml.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TITLE OF OFFERED             Specialty Underwriting & Residential Finance ("SURF"), Mortgage Loan Asset-Backed
CERTIFICATES                 Certificates, Series 2003-BC4, consisting of:
                             Class A-1, Class A-2, Class A-3-A and Class A-3-B Certificates, (collectively, the "Class A
                             Certificates"),
                             Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"),
                             Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS                 Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation

DEPOSITOR                    Merrill Lynch Mortgage Investors, Inc.

SELLER                       Merrill Lynch Mortgage Capital Inc.

SERVICER                     Litton Loan Servicing, LP

TRUSTEE                      J.P. Morgan Chase Bank

LOSS MITIGATION              The Murrayhill Company
ADVISOR

CUT-OFF DATE                 December 1, 2003

PRICING DATE                 On or about November [21], 2003

CLOSING DATE                 On or about December [29], 2003

DISTRIBUTION DATES           Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in
                             January 2004.

ERISA CONSIDERATIONS         The offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                             Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT             The offered certificates will not constitute "mortgage-related securities" for the purposes of
                             SMMEA.

TAX STATUS                   For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION         The Trustee has the option to terminate the trust when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the
                             Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon and (ii)
                             any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

MORTGAGE LOANS               The mortgage pool will consist of fixed rate and adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of November
                             1, 2003 is approximately $427,429,785 originated under the SURF program and will be serviced by Litton Loan Servicing, L.P.

TOTAL DEAL SIZE              Approximately $425,000,000

ADMINISTRATIVE FEES          The Servicer, Trustee and Loss Mitigation Advisor will be paid fees aggregating approximately
                             51.50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS          1. Excess interest

                             2. Over-Collateralization

                             3. Subordination

EXCESS INTEREST              Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION       The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates.
                             On the Closing Date, the over-collateralization amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the
                             Excess Interest as principal payments on the senior certificates (commencing with the
                             Distribution Date in July 2004) until the overcollateralization target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the over-
                             collateralization target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the over-collateralization target amount as described below.

                             Initial: 0.00% of original balance
                             Target: 1.20% of original balance before stepdown, 2.40% of current balance after stepdown
                             Floor: 0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

    SUBORDINATION:               CLASSES             RATING (M/S)       SUBORDINATION (1)
                                 -------             ------------       -----------------
(1) includes OC target           Class A               Aaa/AAA              18.70%
                                 Class M-1             Aa2/AA+              12.20%
                                 Class M-2               A2/A                6.95%
                                 Class M-3               A3/A-               5.45%
                                 Class B-1             Baa1/BBB+             3.95%
                                 Class B-2             Baa2/BBB              2.55%
                                 Class B-3             Baa3/BBB-             1.20%

CLASS SIZES:                     CLASSES             RATING (M/S)         CLASS SIZES
                                 -------             ------------         -----------
                                 Class A               Aaa/AAA              82.50%
                                 Class M-1             Aa2/AA+               6.50%
                                 Class M-2               A2/A                5.25%
                                 Class M-3               A3/A-               1.50%
                                 Class B-1             Baa1/BBB+             1.50%
                                 Class B-2             Baa2/BBB              1.40%
                                 Class B-3             Baa3/BBB-             1.35%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

INTEREST ACCRUAL         Interest on the Offered Certificates (other than the Class A-3B Certificates) will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                         Distribution Date to (but excluding) the current Distribution Date. Interest on the Class A-3B
                         Certificates will accrue during the calendar month prior to the month of the current Distribution Date.

COUPON STEP UP           If the 10% clean-up call for the Certificates is not exercised on the first Distribution Date on which it is exercisable, (i) the margin on Class A-1, Class A-2, and Class A-3A will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
                         Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution
                         Dates.

GROUP 3 NET WAC          The pass-through rates of Class A-3A and Class A-3B Certificates for each Distribution Date will be
CAP:                     subject to the "Group 3 Net WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group 3 Mortgage Loans, multipled, in the case of the Class A-3A Certificates, by a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual period. Any interest shortfall due to the Group 3 Net WAC Cap will not be reimbursed. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

AVAILABLE FUNDS          The pass-through rate of the Class A-1 Certificates for each Distribution Date will be subject to the
CAPS                     "Group 1 Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the applicable due period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Group 1
                         Available Funds Cap will be paid only on a subordinated basis

                         The pass-through rate of the Class A-2 Certificates for each Distribution Date will be subject to the
                         "Group 2 Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable due period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Group 2
                         Available Funds Cap will be paid only on a subordinated basis.

                         The pass-through rates of the Class M and Class B Certificates for each Distribution Date will be subject to the "Subordinate Net WAC Cap," which for each Distribution Date will equal the weighted average of the Net WAC applicable to each of the mortgage groups multiplied by 30 and divided by the actual number of days in the related accrual period, weighted on the basis of the Group
                         Subordinate Amount for each mortgage group. Reimbursement for shortfalls arising as a result of the application of the Subordinate Net WAC Cap will be paid only on a subordinated basis

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

MAXIMUM RATE             The pass-through rate of the Class A-1 Certificates for each Distribution Date will also be subject to
CAPS                     the "Group 1 Maximum Rate Cap", which is a per annum rate equal the product of (i) the weighted average of the net maximum lifetime mortgage rates on the Group 1 adjustable rate mortgage loans and net mortgage rates on the Group 1 fixed rate mortgage loans and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual period. Any interest shortfall due to the Group 1 Maximum Rate Cap will not be reimbursed.

                         The pass-through rate of the Class A-2 Certificates for each Distribution Date will also be subject to the "Group 2 Maximum Rate Cap", which is a per annum rate equal the product of (i) the weighted average of the net maximum lifetime mortgage rates on the Group 2 adjustable rate mortgage and (ii)
                         a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Interest Accrual period. Any interest shortfall due to the Group 2 Maximum Rate Cap will not be reimbursed. Any interest shortfall due to the Group 2 Maximum Rate Cap will not be reimbursed.

                         The pass-through rates of the Class M and Class B Certificates for each Distribution Date will be subject to the "Subordinate Maximum Rate Cap," which is a per annum rate equal to the weighted average of the net maximum rate caps for each mortgage group, weighted on the basis of the Group
                         Subordinate Amount for each mortgage group. For these purposes, the net maximum rate cap for each group will equal the product of (i) the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans in such group and the net mortgage rates on the fixed rate mortgage loans in such group and (ii) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related interest accrual period. Any interest shortfall due to the
                         Subordinate Maximum Rate Cap will not be reimbursed.

GROUP SUBORDINATE        The "Group Subordinate Amount" with respect to any mortgage group and any Distribution Date
AMOUNT                   will be the excess of the aggregate outstanding scheduled principal balance of the mortgage loans in that mortgage group over the aggregate outstanding certificate principal balance of the Class A
                         Certificates of the related certificate group immediately prior to that Distribution Date.

SHORTFALL                If on any Distribution Date the pass-through rate is limited by the applicable Available Funds Cap,
REIMBURSEMENT            the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the applicable Available Funds Cap, up to but not exceeding the applicable Maximum
                         Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the
                         Certificate principal balance has been reduced to zero.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

CASHFLOW PRIORITY         1.   Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>      2.   Servicing Fees and Loss Mitigation Advisor Fees.

                          3.   Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.

                          4.   Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                               Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the
                               Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                          5.   Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                          6.   Excess interest to pay subordinate principal shortfalls.

                          7.   Excess interest to pay Carryover resulting from imposition of the applicable Available Funds
                               Cap.

                          8.   Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread (commencing with the Distribution Date in July 2004) to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

     1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     3) The Group 3 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-3-A and Class A-3-B Certificates. Amounts allocated to the Class A-3-A and A-3-B Certificates shall be distributed sequentially, with all amounts paid to the Class A-3-A Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-3-B Certificates until its Certificate principal balance has been reduced to zero.

     "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

     "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

     "Group 3 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 3 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

After the Certificate principal balance of any of the Class A-1, Class A-2 or Class A-3-B Certificates has been reduced to zero, the amounts referred to in
(1), (2) or (3) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class or classes remain outstanding) on a pro rata basis, as the case may be. After the aggregate Certificate principal balance of the Class A-1, Class A-2, Class A-3-A and Class A-3-B Certificates has been reduced to zero, the amounts referred to in (1), (2) and (3) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1, Class A-2, Class A-3-A and the Class A-3-B Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                         37.40%
CLASS M-1                       24.40%
CLASS M-2                       13.90%
CLASS M-3                       10.90%
CLASS B-1                        7.90%
CLASS B-2                        5.10%
CLASS B-3                        2.40%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)   The Distribution Date is on or after the January 2007 Distribution Date;
     and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii) A Step Down Loss Trigger Event does not exist.

SUBORDINATE         The first Distribution Date on which the Senior Enhancement Percentage (i.e., the sum of the
CLASS PRINCIPAL     outstanding principal balance of the subordinate Certificates and the O/C amount divided by the
DISTRIBUTION        aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior
DATE                Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.
                    SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                    37.40%
                    or
                    (17.50%+1.20%)*2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

STEP DOWN LOSS               The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the
TRIGGER EVENT                quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days
<Preliminary and             delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure
Subject to Revision>         and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the
                             preceding Servicer Remittance Date, equals or exceeds the product of (i) 40% and (ii) the
                             Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                             Losses incurred from the Cut-off Date through the last day of the calendar month preceding such
                             Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                             Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                       LOSS PERCENTAGE
---------------------------                       ---------------
January 2007 - December 2008    2.50% with respect to January 2007, plus an additional
                                1/12th of [1.25] % for each month thereafter
January 2008 - December 2009    3.75% with respect to January 2008, plus an additional
                                1/12th of [1.25] % for each month thereafter
January 2009 - December 2010    5.00% with respect to January 2009, plus an additional
                                1/12th of [0.75] % for each month thereafter
January 2010 and thereafter     5.75%

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                   The Certificates will be offered pursuant to a Prospectus which includes a Prospectus
                             Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES         The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF 11/01/2003

Aggregate Outstanding Principal Balance                 $427,429,785
Aggregate Original Principal Balance                    $428,180,610
Number of Mortgage Loans                                       2,764

                                        MINIMUM                   MAXIMUM                AVERAGE (1)
                                        -------                   -------                -----------
Original Principal Balance              $10,500                  $707,000                  $154,913
Outstanding Principal Balance           $10,423                  $706,267                  $154,642

                                        MINIMUM                  MAXIMUM             WEIGHTED AVERAGE (2)
                                        -------                  -------             --------------------
Original Term (mos)                       120                       360                       354
Stated Remaining Term (mos)               117                       359                       351
Loan Age (mos)                              1                        16                         3
Current Interest Rate                   5.200%                   13.500%                    7.234%
Initial Interest Rate Cap (3)           1.000%                    3.000%                    2.998%
Periodic Rate Cap (3)                   1.000%                    1.500%                    1.064%
Gross Margin (3)                        3.125%                   11.280%                    6.710%
Maximum Mortgage Rate (3)              11.200%                   21.500%                   13.380%
Minimum Mortgage Rate (3)               3.125%                   11.400%                    7.109%
Months to Roll (3)                          3                        57                        24
Original Loan-to-Value                  17.54%                   100.00%                    81.68%
Credit Score (4)                          495                       797                       626

                                           EARLIEST                    LATEST
                                           --------                    ------
Maturity Date                             09/07/13                    11/01/33

LIEN POSITION                             PERCENT OF MORTGAGE POOL
                                          ------------------------
1st Lien                                         98.49%
2nd Lien                                          1.51%

OCCUPANCY                    PERCENT OF MORTGAGE POOL
                             ------------------------
Primary                            94.61%
Second Home                         0.68%
Investment                          4.72%

LOAN TYPE                      PERCENT OF MORTGAGE POOL
                               ------------------------
Fixed Rate                             30.53%
ARM                                    69.47%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
                             ------------------------
     2002                            0.03%
     2003                           99.97%

LOAN PURPOSE                  PERCENT OF MORTGAGE POOL
                              ------------------------
Purchase                              24.80%
Refinance - Rate Term                  8.81%
Refinance - Cashout                   66.39%

PROPERTY TYPE               PERCENT OF MORTGAGE POOL
                            ------------------------
Single Family                     80.31%
Rowhouse                           0.03%
Townhouse                          0.33%
Condominium                        4.25%
Two-to Four-Family                 4.21%
Planned Unit Development          10.36%
Manufactured Housing               0.49%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF 11/01/2003

MORTGAGE RATES

                                               AGGREGATE                           WEIGHTED     AVERAGE      WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF          BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------
6.500% or less                 554            $113,633,316    26.59%      6.130%      659       $205,114      78.39%    67.23%
-----------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               611             110,205,175    25.78       6.844       630        180,369      81.33     57.46
-----------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               415              64,149,125    15.01       7.326       614        154,576      82.89     59.36
-----------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               473              65,783,683    15.39       7.800       608        139,078      83.83     56.63
-----------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%               209              26,614,524     6.23       8.307       600        127,342      83.86     54.67
-----------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%               215              27,204,873     6.36       8.771       588        126,534      83.06     66.72
-----------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                81               7,530,456     1.76       9.284       579         92,969      82.93     62.06
-----------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%               88               6,807,862     1.59       9.826       584         77,362      84.23     78.32
-----------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%              34               1,420,062     0.33      10.211       621         41,767      93.50     85.19
-----------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%              33               1,598,149     0.37      10.746       619         48,429      90.56     60.07
-----------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%              12                 581,025     0.14      11.374       628         48,419      93.17     41.64
-----------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%              17                 920,758     0.22      11.902       672         54,162      98.68     14.79
-----------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%              11                 592,455     0.14      12.427       685         53,860     100.00      7.29
-----------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%               9                 338,402     0.08      12.920       659         37,600      99.94      0.00
-----------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%               2                  49,923     0.01      13.345       706         24,961     100.00      0.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,764            $427,429,785   100.00%      7.234%      626       $154,642      81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.200% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.234% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
   RANGE OF                                     PRINCIPAL   PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
REMAINING MONTHS            NUMBER OF            BALANCE     MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   FULL
TO STATED MATURITY        MORTGAGE LOANS       OUTSTANDING    POOL         COUPON    SCORE     OUTSTANDING     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------
109 to 120                       4            $    285,555     0.07%       8.136%     593       $ 71,389      76.35%   100.00%
-----------------------------------------------------------------------------------------------------------------------------
169 to 180                     180              11,393,508     2.67        8.803      641         63,297      86.06     66.67
-----------------------------------------------------------------------------------------------------------------------------
229 to 240                      54               4,558,873     1.07        8.577      633         84,424      85.07     58.28
-----------------------------------------------------------------------------------------------------------------------------
289 to 300                      12                 411,022     0.10        8.868      643         34,252      92.77     95.09
-----------------------------------------------------------------------------------------------------------------------------
337 to 348                       1                 131,206     0.03       10.750      518        131,206      80.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
349 to 360                    2513             410,649,621    96.07        7.172      625        163,410      81.52     60.71
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,764            $427,429,785   100.00%       7.234%     626       $154,642      81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 351 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     TOTAL MORTGAGE LOANS AS OF 11/01/2003

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                          WEIGHTED      AVERAGE     WEIGHTED
RANGE OF ORIGINAL                               PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
  MORTGAGE LOAN            NUMBER OF             BALANCE     MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL    FULL
PRINCIPAL BALANCES       MORTGAGE LOANS        OUTSTANDING     POOL       COUPON    SCORE      OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                180            $  6,525,243     1.53%       9.601%     636       $ 36,251      87.08%    69.68%
-----------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000            713              55,210,370    12.92        7.943      614         77,434      81.58     72.60
-----------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000           748              93,349,615    21.84        7.358      622        124,799      81.60     62.40
-----------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000           476              82,886,311    19.39        7.218      620        174,131      80.97     58.01
-----------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000           256              57,163,926    13.37        7.052      625        223,297      81.81     58.17
-----------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000           165              45,290,432    10.60        7.016      625        274,487      81.47     48.94
-----------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000            95              30,596,331     7.16        6.858      637        322,067      81.44     51.49
-----------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000            52              19,698,202     4.61        6.741      643        378,812      82.18     55.76
-----------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000            43              18,324,320     4.29        6.594      653        426,147      85.05     69.64
-----------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000            24              11,498,946     2.69        6.819      635        479,123      82.11     70.90
-----------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000             4               2,069,165     0.48        6.490      625        517,291      85.01    100.00
-----------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000             5               2,806,259     0.66        6.145      677        561,252      75.34     79.73
-----------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000             1                 624,998     0.15        5.990      638        624,998      75.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000             1                 679,400     0.16        6.625      663        679,400      72.34    100.00
-----------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000             1                 706,267     0.17        5.790      758        706,267      70.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,764            $427,429,785   100.00%       7.234%     626       $154,642      81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,423 to approximately $706,267 and the average outstanding principal balance of the Mortgage Loans was approximately $154,642

PRODUCT TYPES

                                                AGGREGATE                          WEIGHTED      AVERAGE     WEIGHTED
                                                PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE      PRINCIPAL    AVERAGE   PERCENT
                              NUMBER OF          BALANCE     MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL   FULL
PRODUCT TYPES               MORTGAGE LOANS     OUTSTANDING     POOL       COUPON    SCORE      OUTSTANDING     LTV       DOC
------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon Loans          120            $  5,853,620     1.37%      10.105%     661       $ 48,780      96.33%    59.90%
-----------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans        4                 285,555     0.07        8.136      593         71,389      76.35    100.00
-----------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans       60               5,539,889     1.30        7.428      621         92,331      75.21     73.83
-----------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans       54               4,558,873     1.07        8.577      633         84,424      85.07     58.28
-----------------------------------------------------------------------------------------------------------------------------
25 to 29 Year Fixed Loans       12                 411,022     0.10        8.868      643         34,252      92.77     95.09
-----------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans            673              13,835,667    26.63        7.064      646        169,147      79.25     63.18
-----------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR Loans            1                 316,105     0.07        5.500      648        316,105      90.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM               1,365             220,896,187    51.68        7.265      616        161,829      82.20     60.04
-----------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                 473              75,199,985    17.59        7.088      621        158,985      82.93     58.54
-----------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                   2                 532,882     0.12        5.755      667        266,441      77.48    100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,764            $427,429,785   100.00%       7.234%     626       $154,642      81.68%    60.91%
-----------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                      TOTAL MORTGAGE LOANS AS OF 11/01/2003

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
  STATE DISTRIBUTIONS        NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Alabama                          25        $   2,827,983       0.66%     7.957%       604     $   113,119    80.07%     85.34%
Arizona                          85           10,986,913       2.57      7.026        648         129,258    85.38      55.79
Arkansas                         22            2,259,543       0.53      7.451        643         102,707    85.65      67.91
California                      606          138,091,603      32.31      6.776        637         227,874    79.17      57.73
Colorado                         59            9,129,368       2.14      6.981        641         154,735    83.22      56.39
Connecticut                      35            5,561,270       1.30      7.141        624         158,893    80.35      69.94
Delaware                         14            1,627,241       0.38      8.270        608         116,231    77.10      66.41
Florida                         190           23,804,585       5.57      7.455        616         125,287    82.07      45.91
Georgia                          95           12,129,673       2.84      7.744        612         127,681    83.41      66.51
Illinois                        112           16,502,634       3.86      7.632        611         147,345    83.97      63.35
Indiana                          70            6,994,405       1.64      7.262        610          99,920    84.32      76.68
Iowa                             15            1,247,442       0.29      8.055        614          83,163    83.46      58.62
Kansas                           39            3,822,044       0.89      7.592        606          98,001    84.59      81.75
Kentucky                         33            2,573,743       0.60      7.388        630          77,992    84.00      79.83
Louisiana                        34            3,218,327       0.75      8.191        592          94,657    80.84      67.08
Maine                             7            1,219,793       0.29      7.146        623         174,256    81.47      34.96
Maryland                         83           15,406,368       3.60      7.128        615         185,619    83.78      81.74
Massachusetts                    85           15,635,463       3.66      7.550        623         183,947    78.69      45.20
Michigan                         82           11,100,423       2.60      7.680        618         135,371    84.61      66.79
Minnesota                        57            9,270,149       2.17      7.692        632         162,634    83.46      47.13
Mississippi                      17            1,378,414       0.32      8.028        624          81,083    85.20      59.18
Missouri                         64            7,452,299       1.74      7.371        630         116,442    83.73      74.42
Montana                           1              126,880       0.03      6.940        651         126,880    80.00       0.00
Nebraska                         13            1,767,694       0.41      7.294        626         135,976    85.33      49.09
Nevada                           67           10,607,885       2.48      7.291        655         158,327    81.92      47.84
New Hampshire                    11            1,509,487       0.35      7.882        612         137,226    78.12      50.46
New Jersey                       45            8,574,189       2.01      7.493        594         190,538    82.94      71.17
New Mexico                        5              704,536       0.16      7.455        645         140,907    84.04      61.89
New York                         42            9,203,182       2.15      7.137        605         219,123    76.83      49.67
North Carolina                   60            6,946,994       1.63      7.646        635         115,783    83.40      49.37
North Dakota                      1               78,736       0.02      5.440        699          78,736    71.82       0.00
Ohio                            132           14,643,327       3.43      7.296        623         110,934    84.33      71.41
Oklahoma                         11            1,308,751       0.31      8.080        631         118,977    87.81      55.94
Oregon                           31            3,847,465       0.90      7.232        638         124,112    84.10      52.76
Pennsylvania                     74            8,584,392       2.01      7.391        603         116,005    81.92      74.49
Rhode Island                     36            5,310,726       1.24      7.482        606         147,520    78.54      56.71
South Carolina                   39            4,044,363       0.95      7.841        612         103,702    85.41      70.84
South Dakota                      6              642,149       0.15      7.914        606         107,025    82.59      84.46
Tennessee                        61            6,206,174       1.45      7.865        625         101,741    84.95      73.31
Texas                            44            5,125,793       1.20      7.877        639         116,495    82.49      36.87
Utah                             10            1,672,419       0.39      7.424        607         167,242    81.41      67.85
Virginia                        130           19,033,453       4.45      7.456        615         146,411    84.11      73.67
Washington                       40            6,430,947       1.50      7.012        644         160,774    84.00      61.09
West Virginia                    18            1,828,120       0.43      7.914        603         101,562    83.44      79.57
Wisconsin                        55            6,811,027       1.59      7.282        611         123,837    84.29      71.65
Wyoming                           3              181,413       0.04      8.666        573          60,471    81.70     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                      TOTAL MORTGAGE LOANS AS OF 11/01/2003

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
  RANGE OF ORIGINAL          NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                   54        $   6,285,586       1.47%     6.990%       624     $   116,400    41.46%     56.45%
50.01% to 55.00%                 32            4,586,016       1.07      6.790        632         143,313    53.08      47.46
55.01% to 60.00%                 45            6,699,718       1.57      6.817        630         148,883    57.87      63.24
60.01% to 65.00%                 75           11,557,115       2.70      6.971        612         154,095    63.14      52.79
65.01% to 70.00%                135           20,491,163       4.79      7.234        608         151,786    68.55      62.21
70.01% to 75.00%                193           31,995,814       7.49      7.201        599         165,781    73.91      63.92
75.01% to 80.00%                821          134,367,619      31.44      6.933        638         163,663    79.58      51.53
80.01% to 85.00%                425           68,340,806      15.99      7.344        610         160,802    84.41      59.42
85.01% to 90.00%                655          108,831,319      25.46      7.308        629         166,155    89.65      65.69
90.01% to 95.00%                132           22,048,905       5.16      7.607        628         167,037    94.44      92.37
95.01% to 100.00%               197           12,225,724       2.86      9.458        661          62,060    99.91      76.78
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.54% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.51% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.80%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.82%.

LOAN PURPOSE

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
     LOAN PURPOSE         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout           1,780        $ 283,758,013      66.39%     7.228%       614     $   159,415    80.67%     65.93%
Purchase                        745          106,000,838      24.80      7.316        656         142,283    84.45      46.69
Refinance - Rate/Term           239           37,670,934       8.81      7.048        634         157,619    81.50      63.11
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
    PROPERTY TYPE         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Single Family                 2,249        $ 343,268,064      80.31%     7.235%       624     $   152,631    81.71%     61.36%
Rowhouse                          1              139,686       0.03      7.490        673         139,686    80.00       0.00
Townhouse                        14            1,426,489       0.33      8.139        634         101,892    83.07      41.04
Condominium                     127           18,174,848       4.25      7.247        638         143,109    80.02      58.65
Two- to Four-Family             103           18,011,167       4.21      7.294        638         174,866    79.18      53.82
Manufactured Housing             21            2,109,414       0.49      7.140        631         100,448    76.41     100.00
Planned Unit Development        249           44,300,117      10.36      7.171        631         177,912    83.40      60.19
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                      TOTAL MORTGAGE LOANS AS OF 11/01/2003

DOCUMENTATION

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
     DOCUMENTATION        MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Full Documentation            1,758        $ 260,352,079      60.91%     7.189%       616     $   148,096    82.51%    100.00%
Stated Documentation            972          160,903,502      37.64      7.316        641         165,539    80.30       0.00
Lite Documentation               34            6,174,204       1.44      7.043        639         181,594    82.56       0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
       OCCUPANCY          MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Primary                       2,569        $ 404,374,549      94.61%     7.219%       623     $   157,405    81.72%     60.48%
Investment                      176           20,169,134       4.72      7.511        666         114,597    81.21      72.27
Second Home                      19            2,886,103       0.68      7.374        680         151,900    80.06      42.31
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
   MORTGAGE LOAN AGE         NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
        SUMMARY           MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
1                                 5        $     614,700       0.14%     7.326%       609     $   122,940    83.11%     62.91%
2                               835          121,285,324      28.38      7.322        629         145,252    81.58      61.01
3                             1,218          198,203,420      46.37      7.124        628         162,729    81.18      61.32
4                               590           90,939,294      21.28      7.305        617         154,134    82.65      59.27
5                                90           12,418,292       2.91      7.333        626         137,981    82.19      57.70
6                                15            2,684,575       0.63      7.897        610         178,972    85.95      77.24
7                                 7              800,061       0.19      8.096        607         114,294    89.73     100.00
8                                 2              249,303       0.06      8.821        581         124,651    77.45     100.00
9                                 1              103,611       0.02      9.875        543         103,611    83.20     100.00
16                                1              131,206       0.03     10.750        518         131,206    80.00     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                      TOTAL MORTGAGE LOANS AS OF 11/01/2003

ORIGINAL PREPAYMENT PENALTY TERM

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
  ORIGINAL PREPAYMENT        NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
      PENALTY TERM        MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
None                            240        $  29,193,184       6.83%     7.687%       623     $   121,638    82.25%     58.53%
6 Months                          4              390,571       0.09      7.606        633          97,643    86.16     100.00
12 Months                       141           27,302,192       6.39      7.431        624         193,633    81.44      60.69
13 Months                         7            1,512,289       0.35      6.832        657         216,041    75.02      74.89
24 Months                     1,176          183,608,885      42.96      7.292        617         156,130    82.62      58.72
30 Months                         1              220,840       0.05      7.625        748         220,840    85.00       0.00
36 Months                       977          146,328,410      34.23      7.123        635         149,773    81.38      61.86
48 Months                        44           11,840,310       2.77      6.267        669         269,098    78.54      67.55
60 Months                       174           27,033,105       6.32      7.192        624         155,363    78.22      69.69
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.

CREDIT SCORES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
451 to 500                        1        $      96,342       0.02%     8.500%       495     $    96,342    67.89%    100.00%
501 to 550                      277           38,286,984       8.96      7.921        536         138,220    74.52      83.58
551 to 600                      734          111,579,634      26.10      7.558        577         152,016    81.50      70.88
601 to 650                      933          146,644,552      34.31      7.147        626         157,175    84.01      60.63
651 to 700                      564           87,550,375      20.48      6.976        672         155,231    82.21      43.58
701 to 750                      180           30,551,735       7.15      6.710        724         169,732    80.60      43.54
751 to 800                       75           12,720,165       2.98      6.365        771         169,602    77.05      69.19
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%      7.23%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 495 to 797 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 626.

CREDIT GRADE

                                              AGGREGATE                                         AVERAGE     WEIGHTED
                                              PRINCIPAL    PERCENT OF   WEIGHTED   WEIGHTED    PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF         BALANCE      MORTGAGE    AVERAGE     AVERAGE     BALANCE     ORIGINAL     FULL
CREDIT GRADE              MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      FICO     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
A+                            1,257        $ 200,288,562      46.86%     6.909%       671     $   159,339    82.43%     48.98%
A                               338           55,920,717      13.08      7.296        617         165,446    84.96      59.57
A-                              658           99,725,536      23.33      7.441        591         151,559    82.42      70.38
B                               283           40,089,262       9.38      7.741        566         141,658    78.53      80.04
C                               132           18,206,892       4.26      7.726        540         137,931    73.60      85.86
C-                               96           13,198,815       3.09      8.125        538         137,488    71.64      83.54
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,764        $ 427,429,785     100.00%     7.234%       626     $   154,642    81.68%     60.91%
------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                      TOTAL MORTGAGE LOANS AS OF 11/01/2003

MARGINS

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
   RANGE OF MARGINS       MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                  1        $     316,105       0.11%     5.500%       648     $   316,105    90.00%    100.00%
3.501% to 4.000%                  7            2,180,865       0.73      6.884        639         311,552    85.75      59.74
4.001% to 4.500%                 18            3,815,180       1.28      5.880        643         211,954    77.68      89.56
4.501% to 5.000%                 54           11,491,959       3.87      6.201        631         212,814    77.04      70.04
5.001% to 5.500%                107           22,917,512       7.72      6.301        634         214,182    81.06      70.23
5.501% to 6.000%                205           37,928,081      12.77      6.405        631         185,015    80.26      60.54
6.001% to 6.500%                356           61,760,290      20.80      6.817        630         173,484    82.45      53.79
6.501% to 7.000%                326           55,263,860      18.61      7.167        622         169,521    83.41      55.59
7.001% to 7.500%                287           40,570,843      13.66      7.683        604         141,362    83.45      58.72
7.501% to 8.000%                182           24,585,513       8.28      8.023        601         135,085    85.05      59.65
8.001% to 8.500%                140           18,624,769       6.27      8.492        589         133,034    82.97      56.36
8.501% to 9.000%                 90           10,573,514       3.56      8.899        585         117,483    82.24      74.56
9.001% to 9.500%                 42            4,868,248       1.64      9.469        568         115,911    83.32      64.26
9.501% to 10.000%                20            1,679,547       0.57      9.911        559          83,977    81.44      62.44
10.001% to 10.500%                3              178,520       0.06      9.658        552          59,507    81.57     100.00
10.501% to 11.000%                1              103,611       0.03      9.875        543         103,611    83.20     100.00
11.001% to 11.500%                2               86,743       0.03     11.400        529          43,372    70.00     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,841        $ 296,945,160     100.00%     7.215%       618     $   161,296    82.38%     59.78%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.125% per annum to 11.280% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.710% per annum.

MAXIMUM MORTGAGE RATES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
   RANGE OF MAXIMUM          NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
    MORTGAGE RATES        MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
13.000% or less                 696        $ 130,891,557      44.08%     6.502%       630     $   188,063    81.31%     62.17%
13.001% to 13.500%              290           48,574,043      16.36      7.170        619         167,497    82.82      56.84
13.501% to 14.000%              344           52,868,762      17.80      7.535        615         153,688    83.54      55.28
14.001% to 14.500%              182           25,091,347       8.45      7.974        603         137,865    84.18      58.46
14.501% to 15.000%              192           25,195,431       8.48      8.430        599         131,226    83.79      62.18
15.001% to 15.500%               69            7,015,539       2.36      9.022        574         101,674    80.88      55.43
15.501% to 16.000%               52            5,878,125       1.98      9.383        575         113,041    81.19      68.88
16.001% to 16.500%                4              330,070       0.11      9.368        586          82,518    84.09      57.14
16.501% to 17.000%                7              766,653       0.26      9.911        569         109,522    79.74      79.07
17.001% to 17.500%                3              173,506       0.06     10.800        552          57,835    75.00     100.00
17.501% to 18.000%                1               53,764       0.02     10.900        529          53,764    41.38     100.00
21.001% to 21.500%                1              106,363       0.04      7.750        615         106,363    85.00       0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,841        $ 296,945,160     100.00%     7.215%       618     $   161,296    82.38%     59.78%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.200% per annum to 21.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.380% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                      TOTAL MORTGAGE LOANS AS OF 11/01/2003

NEXT RATE ADJUSTMENT DATE

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
NEXT RATE ADJUSTMENT DATE MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC
------------------------------------------------------------------------------------------------------------------------------
March 2004                        1        $     316,105       0.11%     5.500%       648     $   316,105    90.00%    100.00%
August 2004                       1              131,206       0.04     10.750        518         131,206    80.00     100.00
March 2005                        1              103,611       0.03      9.875        543         103,611    83.20     100.00
April 2005                        3              542,396       0.18      7.769        600         180,799    84.74     100.00
May 2005                          4              540,221       0.18      8.083        590         135,055    87.83     100.00
June 2005                         6            1,179,849       0.40      8.176        614         196,641    87.46     100.00
July 2005                        54            7,781,932       2.62      7.356        623         144,110    82.59      58.35
August 2005                     354           57,555,308      19.38      7.279        610         162,586    82.43      56.66
September 2005                  526           87,157,775      29.35      7.223        617         165,699    82.32      58.68
October 2005                    413           65,535,690      22.07      7.258        621         158,682    81.63      63.63
November 2005                     3              368,200       0.12      7.564        602         122,733    82.69      38.08
May 2006                          1               67,263       0.02      8.750        587          67,263    90.00     100.00
June 2006                         3              512,476       0.17      7.944        625         170,825    88.09     100.00
July 2006                         2              382,219       0.13      6.576        643         191,110    85.63     100.00
August 2006                      53            7,642,857       2.57      7.265        618         144,205    85.34      55.17
September 2006                  259           41,450,867      13.96      6.991        616         160,042    82.68      63.83
October 2006                    154           24,955,303       8.40      7.179        630         162,047    82.39      48.88
November 2006                     1              189,000       0.06      7.190        608         189,000    90.00     100.00
September 2008                    2              532,882       0.18      5.755        667         266,441    77.48     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,841        $ 296,945,160     100.00%     7.215%       618     $   161,296    82.38%     59.78%
------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF 11/01/2003

Aggregate Outstanding Principal Balance                                                     $44,281,070
Aggregate Original Principal Balance                                                        $44,351,059
Number of Mortgage Loans                                                                            122

                                            MINIMUM             MAXIMUM                     AVERAGE (1)
                                            -------             -------                     -----------
Original Principal Balance                  $45,000            $680,000                     $   363,533
Outstanding Principal Balance               $44,941            $679,400                     $   362,960

                                            MINIMUM             MAXIMUM                WEIGHTED AVERAGE (2)
                                            -------             -------                --------------------
Original Term (mos)                             360                 360                             360
Stated Remaining Term (mos)                     354                 358                             357
Loan Age (mos)                                    2                   6                               3
Current Interest Rate                         5.240%              8.750%                          6.836%
Initial Interest Rate Cap (3)                 3.000%              3.000%                          3.000%
Periodic Rate Cap (3)                         1.000%              1.500%                          1.065%
Gross Margin (3)                              3.850%              8.630%                          6.222%
Maximum Mortgage Rate (3)                    11.240%             15.640%                         12.984%
Minimum Mortgage Rate (3)                     3.990%              8.750%                          6.653%
Months to Roll (3)                               18                  34                              24
Original Loan-to-Value                        36.11%             100.00%                          83.35%
Credit Score (4)                                501                 767                             626

                                                               EARLIEST                     LATEST
                                                               --------                     ------
Maturity Date                                                  06/01/33                    10/06/33

LIEN POSITION     PERCENT OF MORTGAGE POOL    YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------     ------------------------    -------------------          ------------------------
1st Lien                  100.00%                     2003                         100.00%

OCCUPANCY         PERCENT OF MORTGAGE POOL    LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
---------         ------------------------    ------------                 ------------------------
Primary                    99.70%             Purchase                              30.63%
Second Home                 0.70%             Refinance - Rate Term                  7.49%
Investment                                    Refinance - Cashout                   61.88%

LOAN TYPE         PERCENT OF MORTGAGE POOL    PROPERTY TYPE                PERCENT OF MORTGAGE POOL
---------         ------------------------    -------------                ------------------------
ARM                       100.00%             Single Family                         83.84%
                                              Condominium                            3.78%
                                              Two- to Four-Family                    1.01%
                                              Planned Unit Development              11.37%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF 11/01/2003

MORTGAGE RATES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
6.500% or less                   42        $  16,632,499      37.56%     6.104%       638     $   396,012    82.07%     69.57%
6.501% to 7.000%                 39           14,355,803      32.42      6.847        617         368,098    83.45      64.64
7.001% to 7.500%                 15            5,403,863      12.20      7.358        633         360,258    85.69      46.41
7.501% to 8.000%                 16            4,900,972      11.07      7.754        622         306,311    85.21      56.53
8.001% to 8.500%                  8            2,104,232       4.75      8.274        591         263,029    83.27      42.98
8.501% to 9.000%                  2              883,701       2.00      8.702        624         441,850    81.29      56.51
------------------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.240% per annum to 8.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.836% per annum.


REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
       RANGE OF                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
   REMAINING MONTHS          NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  TO STATED MATURITY      MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
349 to 360                      122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 354 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 357 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
       RANGE OF                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN       NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  PRINCIPAL BALANCES      MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                   1        $      44,941       0.10%     8.500%       711     $    44,941    90.00%    100.00%
$50,001 to $100,000               6              492,604       1.11      7.788        596          82,101    79.09      65.96
$100,001 to $150,000              3              364,965       0.82      7.439        617         121,655    73.59     100.00
$150,001 to $200,000              5              930,983       2.10      6.808        697         186,197    86.21      59.06
$200,001 to $250,000              1              212,345       0.48      7.600        635         212,345    85.00       0.00
$300,001 to $350,000             30           10,041,582      22.68      7.068        608         334,719    81.58      46.77
$350,001 to $400,000             34           12,822,266      28.96      6.756        632         377,125    83.27      58.56
$400,001 to $450,000             22            9,424,493      21.28      6.582        639         428,386    85.13      63.75
$450,001 to $500,000             16            7,672,716      17.33      6.973        615         479,545    84.57      75.08
$500,001 to $550,000              2            1,035,696       2.34      6.045        633         517,848    87.48     100.00
$550,001 to $600,000              1              559,077       1.26      6.990        627         559,077    80.00     100.00
$650,001 to $700,000              1              679,400       1.53      6.625        663         679,400    72.34     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,941 to approximately $679,400 and the average outstanding principal balance of the Mortgage Loans was approximately $362,960

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF 11/01/2003

PRODUCT TYPES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
    PRODUCT TYPES         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                   95        $  33,541,386      75.75%     6.899%       627     $   353,067    82.95%     61.15%
3/27 LIBOR ARM                   27           10,739,684      24.25      6.639        623         397,766    84.60      65.39
------------------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
  STATE DISTRIBUTIONS        NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Arizona                           2        $     797,560       1.80%     6.391%       640     $   398,780    88.60%    100.00%
California                       61           23,972,462      54.14      6.620        628         392,991    82.57      56.40
Colorado                          3            1,246,933       2.82      6.734        663         415,644    84.11      62.55
Connecticut                       2              765,997       1.73      6.620        652         382,998    84.63      47.88
Florida                           2              763,308       1.72      6.118        586         381,654    90.00     100.00
Illinois                          3            1,067,880       2.41      7.388        662         355,960    80.88      30.64
Indiana                           4            1,369,796       3.09      6.130        609         342,449    79.50      75.55
Maryland                          4            1,199,322       2.71      6.780        596         299,830    87.23      91.86
Massachusetts                     2              716,721       1.62      7.952        627         358,361    87.72       0.00
Michigan                          5            1,761,219       3.98      7.099        637         352,244    84.31      80.54
Minnesota                         3            1,194,386       2.70      8.206        590         398,129    82.85      32.50
Missouri                          1               70,028       0.16      8.490        646          70,028    73.74       0.00
Nevada                            3            1,099,848       2.48      7.640        627         366,616    79.74      32.35
New Jersey                        2              781,418       1.76      7.428        615         390,709    87.87     100.00
New York                          3            1,132,817       2.56      6.502        582         377,606    78.30      60.49
North Carolina                    2              926,249       2.09      6.302        625         463,124    81.06      56.03
Ohio                              8            1,314,652       2.97      7.589        649         164,331    89.14      69.76
Oklahoma                          1              323,965       0.73      7.450        678         323,965    85.00       0.00
Oregon                            1              335,529       0.76      8.090        548         335,529    85.00     100.00
Tennessee                         1              499,386       1.13      8.750        673         499,386    89.97     100.00
Utah                              1              334,409       0.76      7.240        602         334,409    69.83     100.00
Virginia                          7            2,214,287       5.00      7.278        623         316,327    88.41     100.00
Washington                        1              392,899       0.89      5.900        623         392,899    74.99     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------

No more than approximately 2.91% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF 11/01/2003

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
   RANGE OF ORIGINAL         NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
 LOAN-TO-VALUE RATIOS     MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
50.00% or less                    1        $      64,903       0.15%     7.490%       529     $    64,903    36.11%    100.00%
50.01% to 55.00%                  1              114,839       0.26      7.800        577         114,839    54.97     100.00
60.01% to 65.00%                  3              885,110       2.00      6.147        638         295,037    61.95      61.05
65.01% to 70.00%                  3            1,124,375       2.54      7.542        599         374,792    69.95      29.74
70.01% to 75.00%                  8            3,119,123       7.04      6.653        598         389,890    73.34      71.90
75.01% to 80.00%                 40           14,666,964      33.12      6.585        633         366,674    79.78      55.74
80.01% to 85.00%                 24            8,578,641      19.37      6.928        626         357,443    83.87      34.98
85.01% to 90.00%                 31           11,819,628      26.69      6.956        628         381,278    89.68      77.43
90.01% to 95.00%                  8            3,509,619       7.93      7.258        621         438,702    94.15     100.00
95.01% to 100.00%                 3              397,867       0.90      7.362        693         132,622   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 36.11% to 100.00%.


LOAN PURPOSE

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
     LOAN PURPOSE         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              74        $  27,401,847      61.88%     6.891%       610     $   370,295    82.57%     67.71%
Purchase                         39           13,564,229      30.63      6.817        659         347,801    84.59      50.29
Refinance - Rate/Term             9            3,314,994       7.49      6.458        631         368,333    84.75      65.06
------------------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
    PROPERTY TYPE         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------
Single Family                   102        $  37,124,463      83.84%     6.836%       630     $   363,965    83.34%     59.99%
Condominium                       5            1,672,252       3.78      7.267        595         334,450    81.74      57.50
Two- to Four-Family               1              447,625       1.01      6.890        581         447,625    80.00       0.00
Planned Unit Development         14            5,036,729      11.37      6.687        611         359,766    84.28      85.37
------------------------------------------------------------------------------------------------------------------------------
TOTAL                           122        $  44,281,070     100.00%     6.836%       626     $   362,960    83.35%     62.18%
------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF 11/01/2003

DOCUMENTATION

                                          AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF      BALANCE     MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
   DOCUMENTATION         MORTGAGE LOANS  OUTSTANDING     POOL       COUPON     SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------
Full Documentation              75       $27,532,783     62.18%      6.731%      618    $   367,104    84.48%    100.00%
Stated Documentation            45        15,905,169     35.92       6.995       642        353,448    81.14       0.00
Lite Documentation               2           843,117      1.90       7.228       617        421,559    88.14       0.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL                          122       $44,281,070    100.00%      6.836%      626    $   362,960    83.35%     62.18%
=======================================================================================================================

OCCUPANCY

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF      BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL
    OCCUPANCY            MORTGAGE LOANS  OUTSTANDING    POOL        COUPON     SCORE   OUTSTANDING    LTV       DOC
----------------------------------------------------------------------------------------------------------------------
Primary                        119       $43,972,956     99.30%       6.832%    626    $   369,521    83.32%     61.91%
Investment                       3           308,114      0.70        7.411     675        102,705    87.11     100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122       $44,281,070    100.00%       6.836%    626    $   362,960    83.35%     62.18%
======================================================================================================================

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
 MORTGAGE LOAN AGE          NUMBER OF      BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
     SUMMARY             MORTGAGE LOANS  OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV        DOC
----------------------------------------------------------------------------------------------------------------------
2                               42       $14,379,736     32.47%      6.840%     630    $   342,375    81.44%     57.19%
3                               53        20,216,544     45.66       6.689      629        381,444    83.73      68.77
4                               22         8,206,444     18.53       7.113      613        373,020    84.72      48.71
5                                4         1,090,172      2.46       6.999      637        272,543    86.96      93.58
6                                1           388,173      0.88       7.990      641        388,173    95.00     100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122       $44,281,070    100.00%      6.836%     626    $   362,960    83.35%     62.18%
======================================================================================================================

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF 11/01/2003

ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT        NUMBER OF       BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
   PENALTY TERM          MORTGAGE LOANS  OUTSTANDING     POOL       COUPON     SCORE   OUTSTANDING     LTV       DOC
----------------------------------------------------------------------------------------------------------------------
None                             8       $ 2,944,245      6.65%      6.665%     633    $   368,031    82.40%     59.57%
12 Months                       16         6,446,429     14.56       7.204      636        402,902    85.32      72.31
13 Months                        1           679,400      1.53       6.625      663        679,400    72.34     100.00
24 Months                       57        22,105,038     49.92       6.793      623        387,808    82.50      57.62
36 Months                       24        10,060,118     22.72       6.668      618        419,172    85.21      63.78
60 Months                       16         2,045,839      4.62       7.276      652        127,865    82.20      62.79
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122       $44,281,070    100.00%      6.836%     626    $   362,960    83.35%     62.18%
======================================================================================================================

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                           NUMBER OF       BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS  OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV        DOC
-----------------------------------------------------------------------------------------------------------------------
501 to 550                      9        $ 2,722,501     6.15%       6.828%     532    $   302,500    75.41%     75.45%
551 to 600                     28         10,558,208    23.84        7.059      578        377,079    81.52      63.25
601 to 650                     50         18,359,685    41.46        6.738      627        367,194    86.12      76.56
651 to 700                     28         10,434,475    23.56        6.890      674        372,660    82.92      35.20
701 to 750                      4          1,250,196     2.82        6.331      739        312,549    84.11      36.56
751 to 800                      3            956,005     2.16        6.328      757        318,668    76.51      64.16
----------------------------------------------------------------------------------------------------------------------
TOTAL                         122        $44,281,070   100.00%       6.84%      626    $   362,960    83.35%     62.18%
======================================================================================================================

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 501 to 767 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 626.

CREDIT GRADE

                                          AGGREGATE                                      AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED  WEIGHTED   PRINCIPAL    AVERAGE   PERCENT
                           NUMBER OF       BALANCE     MORTGAGE     AVERAGE   AVERAGE    BALANCE    ORIGINAL     FULL
CREDIT GRADE             MORTGAGE LOANS  OUTSTANDING     POOL       COUPON     FICO    OUTSTANDING    LTV        DOC
----------------------------------------------------------------------------------------------------------------------
A+                              63       $22,760,287     51.40%      6.716%     664    $   361,274    83.32%     52.17%
A                               18         7,046,009     15.91       6.842      612        391,445    88.44      87.34
A-                              27        10,002,177     22.59       7.064      588        370,451    82.33      60.49
B                                5         1,970,785      4.45       7.203      563        394,157    83.61      82.25
C                                8         2,157,095      4.87       6.657      537        269,637    75.21      84.99
C-                               1           344,717      0.78        6.99      501        344,717    60.53          -
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122       $44,281,070    100.00%      6.836%     626    $   362,960    83.35%     62.18%
======================================================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF 11/01/2003

MARGINS

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                            NUMBER OF      BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
  RANGE OF MARGINS       MORTGAGE LOANS  OUTSTANDING     POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC
----------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                3        $ 1,309,571      2.96%      6.446%     667    $   436,524    86.18%     66.85%
4.001% to 4.500%                1            370,794      0.84       5.500      638        370,794    80.00     100.00
4.501% to 5.000%                7          2,682,465      6.06       5.760      625        383,209    73.72      60.09
5.001% to 5.500%               18          7,469,839     16.87       6.237      620        414,991    83.28      76.35
5.501% to 6.000%               16          6,484,462     14.64       6.385      628        405,279    81.10      70.74
6.001% to 6.500%               31         10,508,792     23.73       6.821      638        338,993    84.55      56.76
6.501% to 7.000%               22          8,392,962     18.95       7.186      625        381,498    85.25      50.59
7.001% to 7.500%               13          3,686,078      8.32       7.751      611        283,544    85.35      64.64
7.501% to 8.000%                7          1,939,533      4.38       8.181      606        277,076    88.02      66.64
8.001% to 8.500%                3            937,187      2.12       8.500      569        312,396    72.86       0.00
8.501% to 9.000%                1            499,386      1.13       8.750      673        499,386    89.97     100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                         122        $44,281,070    100.00%      6.836%     626    $   362,960    83.35%     62.18%
======================================================================================================================

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.850% per annum to 8.630% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.222% per annum.

MAXIMUM MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
  RANGE OF MAXIMUM         NUMBER OF       BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
   MORTGAGE RATES        MORTGAGE LOANS  OUTSTANDING     POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC
----------------------------------------------------------------------------------------------------------------------
13.000% or less                 73       $27,540,422     62.19%      6.430%     626    $   377,266    82.42%     64.49%
13.001% to 13.500%              18         6,609,627     14.93       7.128      633        367,201    85.62      56.19
13.501% to 14.000%              17         5,586,712     12.62       7.415      626        328,630    84.57      70.24
14.001% to 14.500%               8         2,375,687      5.37       8.145      596        296,961    85.24      52.44
14.501% to 15.000%               4         1,714,279      3.87       8.051      661        428,570    86.30      51.77
15.001% to 15.500%               1            70,028      0.16       8.490      646         70,028    73.74       0.00
15.501% to 16.000%               1           384,315      0.87       8.640      560        384,315    70.00       0.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122       $44,281,070    100.00%      6.836%     626    $   362,960    83.35%     62.18%
======================================================================================================================

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.240% per annum to 15.640% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.984% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 2 MORTGAGE LOANS AS OF 11/01/2003

NEXT RATE ADJUSTMENT DATE

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
NEXT RATE ADJUSTMENT       NUMBER OF       BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
       DATE              MORTGAGE LOANS  OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV        DOC
----------------------------------------------------------------------------------------------------------------------
June 2005                        1       $   388,173      0.88%      7.990%     641     $ 388,173     95.00%    100.00%
July 2005                        3           912,268      2.06       7.009      628       304,089     87.34      92.32
August 2005                     20         7,404,792     16.72       7.074      615       370,240     85.18      48.34
September 2005                  39        14,154,177     31.96       6.836      627       362,928     83.11      67.75
October 2005                    32        10,681,975     24.12       6.811      636       333,812     80.38      57.20
July 2006                        1           177,904      0.40       6.950      683       177,904     85.00     100.00
August 2006                      2           801,652      1.81       7.474      596       400,826     80.41      52.06
September 2006                  14         6,062,367     13.69       6.346      633       433,026     85.20      71.16
October 2006                    10         3,697,761      8.35       6.923      611       369,776     84.50      57.15
----------------------------------------------------------------------------------------------------------------------
TOTAL                          122       $44,281,070    100.00%      6.836%     626     $ 362,960     83.35%     62.18%
======================================================================================================================

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 3 MORTGAGE LOANS AS OF 11/01/2003

Aggregate Outstanding Principal Balance                                                $67,378,710
Aggregate Original Principal Balance                                                   $67,517,580
Number of Mortgage Loans                                                                       461

                                           MINIMUM                  MAXIMUM            AVERAGE (1)
                                           -------                  -------            -----------
Original Principal Balance                 $ 10,500                $707,000             $ 146,459
Outstanding Principal Balance              $ 10,423                $706,267             $ 146,158

                                           MINIMUM                  MAXIMUM            WEIGHTED AVERAGE (2)
                                           -------                  -------            --------------------
Original Term (mos)                            120                   360                      331
Stated Remaining Term (mos)                    117                   358                      328
Loan Age (mos)                                   2                     6                        3
Current Interest Rate                        5.250%                13.500%                  7.439%
Initial Interest Rate Cap (3)                  NA                     NA                      NA
Periodic Rate Cap (3)                          NA                     NA                      NA
Gross Margin (3)                               NA                     NA                      NA
Maximum Mortgage Rate (3)                      NA                     NA                      NA
Minimum Mortgage Rate (3)                      NA                     NA                      NA
Months to Roll (3)                             NA                     NA                      NA
Original Loan-to-Value                       25.00%                100.00%                  81.60%
Credit Score (4)                               513                    795                     643

                                                                   EARLIEST            LATEST
                                                                   --------            ------
Maturity Date                                                      09/07/13            10/15/33

LIEN POSITION                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
1st Lien                                90.83%
2nd Lien                                 9.17%

OCCUPANCY                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Primary                                 96.23%
Second Home                              0.88%
Investment                               2.88%

LOAN TYPE                      PERCENT OF MORTGAGE POOL
---------                      ------------------------
Fixed Rate                             100.00%

YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
-------------------            ------------------------
2003                                   100.00%

LOAN PURPOSE                   PERCENT OF MORTGAGE POOL
------------                   ------------------------
Purchase                                17.25%
Refinance - Rate Term                   13.43%
Refinance - Cashout                     69.33%

PROPERTY TYPE                  PERCENT OF MORTGAGE POOL
-------------                  ------------------------
Single Family                           81.90%
Townhouse                                0.04%
Condominium                              2.75%
Two- to Four-Family                      1.54%
Planned Unit Development                13.43%
Manufactured Housing                     0.34%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 3 MORTGAGE LOANS AS OF 11/01/2003

MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                           NUMBER OF       BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING     LTV        DOC
----------------------------------------------------------------------------------------------------------------------
 6.500% or  less                88       $25,332,297    37.60%       6.016%    684     $ 287,867      75.28%    70.97%
 6.501% to  7.000%              47        11,573,088    17.18        6.810     644       246,236      81.19     66.75
 7.001% to  7.500%              28         5,546,916     8.23        7.319     617       198,104      85.93     73.38
 7.501% to  8.000%              39         5,709,211     8.47        7.797     589       146,390      84.10     53.63
 8.001% to  8.500%              12         1,839,709     2.73        8.364     602       153,309      88.50     75.71
 8.501% to  9.000%              57         7,396,995    10.98        8.829     595       129,772      82.58     63.26
 9.001% to  9.500%              28         2,105,456     3.12        9.291     612        75,195      88.57     65.91
 9.501% to 10.000%              50         2,768,460     4.11        9.830     606        55,369      87.49     86.81
10.001% to 10.500%              32         1,297,580     1.93       10.217     627        40,549      95.19     86.54
10.501% to 11.000%              31         1,413,179     2.10       10.740     632        45,586      93.41     54.84
11.001% to 11.500%              10           494,282     0.73       11.369     645        49,428      97.24     31.39
11.501% to 12.000%              17           920,758     1.37       11.902     672        54,162      98.68     14.79
12.001% to 12.500%              11           592,455     0.88       12.427     685        53,860     100.00      7.29
12.501% to 13.000%               9           338,402     0.50       12.920     659        37,600      99.94      0.00
13.001% to 13.500%               2            49,923     0.07       13.345     706        24,961     100.00      0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL                          461       $67,378,710   100.00%       7.439%    643     $ 146,158      81.60%    66.68%
=====================================================================================================================

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.439% per annum.

REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
     RANGE OF                             PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
 REMAINING MONTHS          NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL   FULL
TO STATED MATURITY       MORTGAGE LOANS  OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING     LTV       DOC
----------------------------------------------------------------------------------------------------------------------
109 to 120                       2       $   143,345     0.21%      8.460%     551     $  71,673     75.72%    100.00%
169 to 180                     143         8,220,837    12.20       9.442      638        57,488     90.14      66.21
229 to 240                      41         3,359,067     4.99       9.009      629        81,928     85.54      62.91
289 to 300                      12           411,022     0.61       8.868      643        34,252     92.77      95.09
349 to 360                     263        55,244,438    81.99       7.032      645       210,055     80.02      66.69
---------------------------------------------------------------------------------------------------------------------
TOTAL                          461       $67,378,710   100.00%      7.439%     643     $ 146,158     81.60%     66.68%
=====================================================================================================================

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 328 months.

Recipients must read the information contained in the attached statement.Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 3 MORTGAGE LOANS AS OF 11/01/2003

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
   RANGE OF ORIGINAL                          PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
     MORTGAGE LOAN            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
  PRINCIPAL BALANCES       MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                  124        $   4,225,665       6.27%     10.379%      646     $    34,078     93.70%    61.69%
$50,001 to  $100,000             126            9,404,831      13.96       9.246       619          74,642     86.24     64.93
$100,001 to $150,000              58            7,093,127      10.53       7.775       603         122,295     79.45     79.02
$150,001 to $200,000              37            6,332,455       9.40       7.244       636         171,147     81.21     61.07
$200,001 to $250,000              25            5,613,143       8.33       7.305       624         224,526     78.92     67.59
$250,001 to $300,000              17            4,756,107       7.06       6.918       644         279,771     80.03     64.43
$300,001 to $350,000              23            7,458,897      11.07       6.705       656         324,300     79.17     56.11
$350,001 to $400,000              16            6,115,787       9.08       6.657       661         382,237     79.22     56.81
$400,001 to $450,000              21            8,899,827      13.21       6.607       667         423,801     84.97     75.87
$450,001 to $500,000               6            2,866,957       4.25       6.137       671         477,826     73.30     49.96
$500,001 to $550,000               2            1,033,469       1.53       6.937       617         516,735     82.53    100.00
$550,001 to $600,000               4            2,247,182       3.34       5.934       689         561,796     74.18     74.69
$600,001 to $650,000               1              624,998       0.93       5.990       638         624,998     75.00    100.00
$700,001 to $750,000               1              706,267       1.05       5.790       758         706,267     70.00    100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,423 to approximately $706,267 and the average outstanding principal balance of the Mortgage Loans was approximately $146,158

PRODUCT TYPES

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
     PRODUCT TYPES         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
15 Year Balloon Loans            108        $   5,140,779       7.63%     10.514%      656     $    47,600     97.81%    56.72%
10 to 14 Year Fixed Loans          2              143,345       0.21       8.460       551          71,673     75.72    100.00
15 to 19 Year Fixed Loans         35            3,080,058       4.57       7.653       609          88,002     77.33     82.06
20 to 24 Year Fixed Loans         41            3,359,067       4.99       9.009       629          81,928     85.54     62.91
25 to 29 Year Fixed Loans         12              411,022       0.61       8.868       643          34,252     92.77     95.09
30 Year Fixed Loans              263           55,244,438      81.99       7.032       645         210,055     80.02     66.69
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
-------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 3 MORTGAGE LOANS AS OF 11/01/2003

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
  STATE DISTRIBUTIONS         NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
Alabama                            2        $     171,435       0.25%      8.212%      554     $    85,718     87.31%   100.00%
Arizona                           14            1,337,693       1.99       8.173       670          95,550     93.45     64.95
Arkansas                           2               49,279       0.07      13.038       663          24,640     99.59      0.00
California                       132           30,194,527      44.81       6.764       671         228,746     78.64     60.34
Colorado                           9              649,689       0.96       9.189       616          72,188     96.57     80.59
Connecticut                        5              609,758       0.90       7.171       636         121,952     76.75     88.66
Delaware                           7              648,941       0.96       8.823       570          92,706     80.89     83.73
Florida                           34            3,927,728       5.83       7.690       609         115,521     82.45     61.78
Georgia                           21            1,876,543       2.79       9.053       590          89,359     85.40     75.22
Illinois                           6              628,086       0.93       8.305       614         104,681     90.88    100.00
Indiana                            5              321,107       0.48       8.673       616          64,221     91.82     69.22
Iowa                               1               58,373       0.09       9.840       602          58,373     82.98    100.00
Kansas                             2               87,740       0.13       9.881       627          43,870    100.00     15.72
Kentucky                           5              178,250       0.26       9.371       613          35,650     82.66     34.49
Louisiana                          7              994,642       1.48       8.104       605         142,092     77.26     48.65
Maryland                          24            5,376,359       7.98       7.080       626         224,015     81.71     78.49
Massachusetts                      6              525,473       0.78       9.105       658          87,579     78.67     40.31
Michigan                           7              531,335       0.79       9.584       611          75,905     82.31     83.86
Minnesota                          4              261,615       0.39       7.981       646          65,404     82.73     71.90
Mississippi                        4              265,217       0.39       8.935       608          66,304     92.82     87.42
Missouri                           3              583,720       0.87       6.420       701         194,573     84.26    100.00
Nebraska                           1               40,899       0.06       9.800       668          40,899    100.00    100.00
Nevada                             4              570,737       0.85       7.638       692         142,684     88.76      9.63
New Jersey                         5            1,149,104       1.71       8.140       596         229,821     88.45     57.91
New York                           8            1,899,970       2.82       7.980       610         237,496     77.82     63.38
North Carolina                    12              747,605       1.11       8.050       716          62,300     91.00     83.70
Ohio                              29            2,594,269       3.85       7.810       605          89,458     83.04     81.81
Oklahoma                           3              403,315       0.60       8.940       583         134,438     90.83     56.08
Oregon                             8              420,542       0.62       9.444       653          52,568     92.40     21.53
Pennsylvania                      11            1,404,327       2.08       7.123       643         127,666     78.52     73.84
Rhode Island                       1               43,680       0.06      12.990       680          43,680    100.00      0.00
South Carolina                     6              720,706       1.07       8.696       613         120,118     88.29     92.31
South Dakota                       1               45,979       0.07       9.900       637          45,979    100.00    100.00
Tennessee                          6              575,816       0.85       8.634       614          95,969     85.70     73.03
Texas                              6              591,258       0.88       8.490       610          98,543     88.93     94.42
Utah                               2              129,916       0.19      11.589       639          64,958    100.00     59.22
Virginia                          44            5,701,208       8.46       7.799       618         129,573     81.88     72.06
Washington                         7              344,848       0.51       9.043       691          49,264     93.35     90.08
West Virginia                      5              547,864       0.81       8.385       583         109,573     85.89     82.94
Wisconsin                          2              169,155       0.25       7.768       544          84,578     82.91    100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------------

No more than approximately 1.56% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 3 MORTGAGE LOANS AS OF 11/01/2003

ORIGINAL LOAN-TO-VALUE RATIOS

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
    RANGE OF ORIGINAL         NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
  LOAN-TO-VALUE RATIOS     MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
50.00% or less                     9        $   1,337,357       1.98%      6.698%      662     $   148,595     45.00%    53.59%
50.01% to 55.00%                   5            1,033,962       1.53       6.150       662         206,792     53.34     38.79
55.01% to 60.00%                   9            1,735,413       2.58       6.475       671         192,824     56.49     82.83
60.01% to 65.00%                  13            2,480,167       3.68       6.527       681         190,782     62.78     58.45
65.01% to 70.00%                  31            5,579,196       8.28       7.049       647         179,974     68.58     58.18
70.01% to 75.00%                  24            4,777,292       7.09       7.044       627         199,054     74.10     66.28
75.01% to 80.00%                  81           16,042,159      23.81       6.753       641         198,051     79.02     63.71
80.01% to 85.00%                  52            9,695,167      14.39       7.325       625         186,446     84.37     60.82
85.01% to 90.00%                  67           13,387,286      19.87       7.387       645         199,810     89.64     74.51
90.01% to 95.00%                  24            4,406,338       6.54       7.826       628         183,597     94.73     97.94
95.01% to 100.00%                146            6,904,373      10.25      10.538       663          47,290     99.84     59.47
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 25.00% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.17% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.79%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

LOAN PURPOSE

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
      LOAN PURPOSE         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout              293        $  46,710,591      69.33%      7.319%      630     $   159,422     80.13%    67.69%
Purchase                         122           11,621,572      17.25       8.438       672          95,259     89.95     55.69
Refinance - Rate/Term             46            9,046,547      13.43       6.775       672         196,664     78.47     75.62
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
     PROPERTY TYPE         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
Single Family                    377        $  55,182,201      81.90%      7.411%      641     $   146,372     81.62%    66.36%
Townhouse                          1               29,543       0.04      10.160       691          29,543    100.00      0.00
Condominium                       21            1,850,558       2.75       8.294       673          88,122     82.74     70.79
Two- to Four-Family                7            1,036,543       1.54       7.676       668         148,078     76.78     36.44
Manufactured Housing               3              230,424       0.34       8.929       611          76,808     78.46    100.00
Planned Unit Development          52            9,049,440      13.43       7.356       649         174,028     81.82     70.65
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 3 MORTGAGE LOANS AS OF 11/01/2003

DOCUMENTATION

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL
     DOCUMENTATION         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation               304        $  44,930,960      66.68%      7.281%      644     $   147,799     82.27%   100.00%
Stated Documentation             146           20,516,326      30.45       7.812       642         140,523     80.10      0.00
Lite Documentation                11            1,931,424       2.87       7.131       645         175,584     81.86      0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
       OCCUPANCY           MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
Primary                          434        $  64,841,901      96.23%      7.406%      642     $   149,405     81.70%    66.46%
Investment                        25            1,943,410       2.88       8.717       657          77,736     76.92     74.21
Second Home                        2              593,399       0.88       6.836       736         296,699     86.20     66.51
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
    MORTGAGE LOAN AGE         NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
         SUMMARY           MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
2                                146        $  13,856,060      20.56%      8.119%      650     $    94,905     85.00%    65.38%
3                                217           38,518,509      57.17       7.152       650         177,505     79.65     65.46
4                                 81           13,056,072      19.38       7.496       624         161,186     83.62     75.20
5                                 13            1,307,188       1.94       7.938       601         100,553     83.91     61.91
6                                  4              640,883       0.95       7.772       586         160,221     79.47      4.67
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            461        $  67,378,710     100.00%      7.439%      643     $   146,158     81.60%    66.68%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                     GROUP 3 MORTGAGE LOANS AS OF 11/01/2003

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                                 WEIGHTED      AVERAGE        WEIGHTED
                       NUMBER OF     PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL       AVERAGE       PERCENT
ORIGINAL PREPAYMENT    MORTGAGE       BALANCE        MORTGAGE     AVERAGE       CREDIT       BALANCE        ORIGINAL       FULL
   PENALTY TERM         LOANS       OUTSTANDING        POOL       COUPON        SCORE      OUTSTANDING        LTV           DOC
---------------------------------------------------------------------------------------------------------------------------------
None                      54        $ 2,797,468        4.15%        9.830%       620       $    51,805        91.18%       67.60%
12 Months                 14          2,824,183        4.19         8.434        612           201,727        83.17        60.85
13 Months                  2             79,947        0.12        10.578        636            39,974       100.00        62.49
24 Months                 66          4,204,939        6.24         9.969        650            63,711        94.63        46.48
36 Months                123         20,644,598       30.64         7.430        660           167,842        83.60        66.68
48 Months                 44         11,840,310       17.57         6.267        669           269,098        78.54        67.55
60 Months                158         24,987,265       37.08         7.185        622           158,147        77.90        70.25
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                    461        $67,378,710      100.00%        7.439%       643       $   146,158        81.60%       66.68%
--------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 46 months.

CREDIT SCORES

                                         AGGREGATE                                 WEIGHTED      AVERAGE        WEIGHTED
                          NUMBER OF      PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE      PRINCIPAL       AVERAGE      PERCENT
                          MORTGAGE        BALANCE        MORTGAGE     AVERAGE       CREDIT       BALANCE        ORIGINAL      FULL
RANGE OF CREDIT SCORES     LOANS        OUTSTANDING        POOL        COUPON       SCORE      OUTSTANDING         LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
501 to 550                    42        $ 4,955,298         7.35%      8.658%         537      $   117,983       74.86%       84.09%
551 to 600                    82         12,349,898        18.33       7.932          576          150,609       81.07        67.33
601 to 650                   166         23,153,363        34.36       7.435          630          139,478       84.90        62.92
651 to 700                   114         14,418,231        21.40       7.495          672          126,476       84.62        56.41
701 to 750                    34          7,840,315        11.64       6.500          725          230,597       75.35        71.79
751 to 800                    23          4,661,606         6.92       6.258          773          202,679       74.97        88.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        461        $67,378,710       100.00%       7.44%         643      $   146,158       81.60%       66.68%
-----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 513 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

CREDIT GRADE

                                   AGGREGATE                                                  AVERAGE        WEIGHTED
                    NUMBER OF      PRINCIPAL       PERCENT OF     WEIGHTED      WEIGHTED     PRINCIPAL       AVERAGE       PERCENT
                    MORTGAGE        BALANCE         MORTGAGE      AVERAGE       AVERAGE       BALANCE        ORIGINAL       FULL
CREDIT GRADE          LOANS       OUTSTANDING         POOL        COUPON          FICO      OUTSTANDING        LTV           DOC
----------------------------------------------------------------------------------------------------------------------------------
A+                     274        $40,199,663        59.66%        7.176%         679       $   146,714       82.32%        62.74%
A                       39          6,621,034         9.83         7.228          629           169,770       82.44         63.97
A-                      75         12,056,351        17.89         7.804          593           160,751       83.49         69.15
B                       36          4,432,954         6.58         7.874          572           123,138       75.76         81.12
C                       20          2,594,016         3.85         8.722          541           129,701       73.99         79.62
C-                      17          1,474,692         2.19         8.986          532            86,747       73.75        100.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL                  461        $67,378,710       100.00%        7.439%         643       $   146,158       81.60%        66.68%
---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                             ASSUMED MORTGAGE POOLS

                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                                                     ORIGINAL
                                                                       ORIGINAL        REMAINING     MONTHS TO
                                  NET     ORIGINAL     REMAINING     AMORTIZATION    AMORTIZATION   PREPAYMENT
    CURRENT        MORTGAGE    MORTGAGE     TERM         TERM            TERM            TERM        PENALTY
   BALANCE ($)      RATE(%)     RATE(%)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)     EXPIRATION
--------------------------------------------------------------------------------------------------------------
   201,642.89        6.841       6.326       180         177              360             357           24
   507,143.14        7.279       6.764       180         177              360             357           36
   141,401.10        7.808       7.293       120         118              120             118           36
   356,322.51        7.120       6.605       180         176              180             176            0
   193,640.68        7.655       7.140       180         177              180             177           12
 1,895,877.15        7.098       6.583       180         177              180             177           36
   155,257.62        6.990       6.475       240         237              240             237            0
   188,486.26        7.250       6.735       240         235              240             235           12
   849,237.87        7.463       6.948       240         236              240             236           36
 2,280,137.14        7.444       6.929       360         357              360             357            0
    54,845.31        7.500       6.985       360         358              360             358            6
 3,153,912.85        7.300       6.785       360         356              360             356           12
   202,434.88        6.000       5.485       360         357              360             357           13
 3,266,374.54        7.216       6.701       360         357              360             357           24
49,300,286.06        7.062       6.547       360         357              360             357           36
--------------------------------------------------------------------------------------------------------------
62,747,000.00
--------------------------------------------------------------------------------------------------------------

                          GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS

                                                                                      INITIAL
                                    NET       ORIGINAL     REMAINING                   RATE
   CURRENT          MORTGAGE     MORTGAGE       TERM         TERM        GROSS        CHANGE     PERIODIC
  BALANCE ($)        RATE(%)      RATE(%)     (MONTHS)     (MONTHS)     MARGIN(%)     CAP(%)      CAP(%)
---------------------------------------------------------------------------------------------------------
    314,308.22        5.500       4.985         360          357         3.125        1.000       1.000
 16,162,343.84        7.682       7.167         360          357         7.353        3.000       1.023
    333,505.89        7.623       7.108         360          356         6.809        3.000       1.500
 11,844,474.30        7.413       6.898         360          357         6.953        3.000       1.041
    546,225.95        6.851       6.336         360          358         5.669        3.000       1.500
149,239,081.25        7.288       6.773         360          357         6.745        3.000       1.093
  8,164,284.49        7.306       6.791         360          357         6.841        3.000       1.057
  4,364,106.84        7.227       6.712         360          357         6.943        3.000       1.000
  2,548,564.45        7.134       6.619         360          357         6.729        3.000       1.000
  3,697,741.64        7.496       6.981         360          357         7.171        3.000       1.000
    219,584.84        7.625       7.110         360          358         7.505        3.000       1.000
 53,263,924.86        7.134       6.619         360          357         6.744        3.000       1.007
    529,853.43        5.755       5.240         360          357         4.316        3.000       1.000
---------------------------------------------------------------------------------------------------------
251,228,000.00
---------------------------------------------------------------------------------------------------------
                                                           NUMBER OF
                                                            MONTHS                      ORIGINAL
                                              RATE        UNTIL NEXT                    MONTHS TO
                                             CHANGE          RATE                       PREPAYMENT
   CURRENT          MAXIMUM     MINIMUM     FREQUENCY     ADJUSTMENT                     PENALTY
  BALANCE ($)       RATE(%)     RATE(%)     (MONTHS)         DATE          INDEX        EXPIRATION
--------------------------------------------------------------------------------------------------
    314,308.22       11,500      3.125         6               3       6 Month LIBOR        36
 16,162,343.84       13.824      7.697         6              21       6 Month LIBOR         0
    333,505.89       14.623      7.623         6              20       6 Month LIBOR         6
 11,844,474.30       13.511      7.371         6              21       6 Month LIBOR        12
    546,225.95       13.851      6.851         6              22       6 Month LIBOR        13
149,239,081.25       13.513      7.206         6              21       6 Month LIBOR        24
  8,164,284.49       13.552      7.202         6              21       6 Month LIBOR        36
  4,364,106.84       13.393      7.137         6              33       6 Month LIBOR         0
  2,548,564.45       13.134      6.997         6              33       6 Month LIBOR        12
  3,697,741.64       13.582      7.336         6              33       6 Month LIBOR        24
    219,584.84       13.625      7.625         6              34       6 Month LIBOR        30
 53,263,924.86       13.155      6.997         6              33       6 Month LIBOR        36
    529,853.43       11.755      4.316         6              57       6 Month LIBOR        36
--------------------------------------------------------------------------------------------------
251,228,000.00
--------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                             GROUP 2 MORTGAGE LOANS

                                                                                      INITIAL
                                    NET       ORIGINAL     REMAINING                   RATE
   CURRENT          MORTGAGE     MORTGAGE       TERM         TERM        GROSS        CHANGE     PERIODIC
  BALANCE ($)        RATE(%)      RATE(%)     (MONTHS)     (MONTHS)     MARGIN(%)     CAP(%)      CAP(%)
---------------------------------------------------------------------------------------------------------
 2,146,622.68        6.803        6.288         360          357          6.047       3.000        1.187
 6,070,384.80        7.244        6.729         360          357          6.520       3.000        1.029
   675,532.58        6.625        6.110         360          358          5.625       3.000        1.500
21,197,806.60        6.826        6.311         360          357          6.285       3.000        1.072
 1,527,481.90        6.292        5.777         360          357          5.559       3.000        1.000
 1,732,623.26        7.344        6.829         360          357          6.854       3.000        1.020
   780,861.75        6.287        5.772         360          357          6.063       3.000        1.000
   339,348.38        6.500        5.985         360          358          6.250       3.000        1.000
   781,398.65        5.913        5.398         360          357          5.111       3.000        1.000
 8,475,369.14        6.735        6.220         360          357          6.044       3.000        1.046
   301,570.26        6.888        6.373         360          356          6.388       3.000        1.000
---------------------------------------------------------------------------------------------------------
44,029,000.00
---------------------------------------------------------------------------------------------------------
                                                           NUMBER OF
                                                            MONTHS                      ORIGINAL
                                              RATE        UNTIL NEXT                    MONTHS TO
                                             CHANGE          RATE                       PREPAYMENT
   CURRENT          MAXIMUM     MINIMUM     FREQUENCY     ADJUSTMENT                     PENALTY
  BALANCE ($)       RATE(%)     RATE(%)     (MONTHS)         DATE          INDEX        EXPIRATION
--------------------------------------------------------------------------------------------------
 2,146,622.68        13.177      6.803          6            21       6 Month LIBOR          0
 6,070,384.80        13.370      6.957          6            21       6 Month LIBOR         12
   675,532.58        13.625      6.625          6            22       6 Month LIBOR         13
21,197,806.60        12.970      6.738          6            21       6 Month LIBOR         24
 1,527,481.90        12.292      5.740          6            21       6 Month LIBOR         36
 1,732,623.26        13.384      7.344          6            21       6 Month LIBOR         60
   780,861.75        12.779      6.287          6            33       6 Month LIBOR          0
   339,348.38        12.500      6.500          6            34       6 Month LIBOR         12
   781,398.65        11.913      5.250          6            33       6 Month LIBOR         24
 8,475,369.14        12.827      6.374          6            33       6 Month LIBOR         36
   301,570.26        12.888      6.888          6            32       6 Month LIBOR         60
--------------------------------------------------------------------------------------------------
44,029,000.00
--------------------------------------------------------------------------------------------------

                             GROUP 3 MORTGAGE LOANS

                                                                                                     ORIGINAL
                                                                       ORIGINAL        REMAINING     MONTHS TO
                                  NET     ORIGINAL     REMAINING     AMORTIZATION    AMORTIZATION   PREPAYMENT
    CURRENT        MORTGAGE    MORTGAGE     TERM         TERM            TERM            TERM        PENALTY
   BALANCE ($)      RATE(%)     RATE(%)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)     EXPIRATION
--------------------------------------------------------------------------------------------------------------
   919,862.47       10.426       9.911      180          178             360              358            0
   184,862.88       11.339      10.824      180          178             360              358           12
    79,493.38       10.578      10.063      180          177             360              357           13
 2,205,487.25       10.823      10.308      180          178             360              358           24
 1,187,739.73       10.648      10.133      180          178             360              358           36
   534,134.19        8.797       8.282      180          177             360              357           60
    51,689.70        9.990       9.475      120          117             120              117           36
    90,841.34        7.590       7.075      120          117             120              117           60
   461,367.34        9.430       8.915      180          176             180              176            0
    96,484.98       10.200       9.685      180          177             180              177           12
    30,171.00       12.750      12.235      180          178             180              178           24
   266,130.08        9.554       9.039      180          177             180              177           36
   242,836.28        5.450       4.935      180          177             180              177           48
 1,965,573.53        7.048       6.533      180          177             180              177           60
   142,096.59       11.187      10.672      240          237             240              237            0
    23,037.44        9.900       9.385      240          238             240              238           12
   720,574.76       11.613      11.098      240          238             240              238           24
   562,426.62        9.546       9.031      240          238             240              238           36
 1,891,852.63        7.683       7.168      240          236             240              236           60
   185,034.01       10.060       9.545      300          298             300              298            0
    70,744.94       10.338       9.823      300          298             300              298           36
   152,908.41        6.744       6.229      300          297             300              297           60
 1,073,217.55        9.271       8.756      360          357             360              357            0
 2,503,756.73        8.137       7.622      360          356             360              356           12
 1,224,822.07        7.394       6.879      360          357             360              357           24
18,388,605.53        7.108       6.593      360          357             360              357           36
11,530,220.93        6.284       5.769      360          357             360              357           48
20,210,027.64        7.111       6.596      360          357             360              357           60
--------------------------------------------------------------------------------------------------------------
66,996,000.00
--------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

HYPOTHETICAL APPLICABLE AVAILABLE FUNDS CAP TABLE

                            GROUP 2         GROUP 2
                           AVAILABLE       AVAILABLE      SUBORDINATE      SUBORDINATE
                             FUNDS           FUNDS         NET WAC           NET WAC
PERIOD     DATE           CAP (1),(3)     CAP (1),(4)     CAP (2),(3)      CAP (2),(4)
--------------------------------------------------------------------------------------
 1       1/25/04            7.023            7.023          7.466             7.466
 2       2/25/04            6.117            6.117          6.502             6.502
 3       3/25/04            6.539            6.539          6.950             6.950
 4       4/25/04            6.117            6.117          6.501             6.502
 5       5/25/04            6.321            6.321          6.717             6.719
 6       6/25/04            6.117            6.117          6.501             6.502
 7       7/25/04            6.321            6.321          6.717             6.719
 8       8/25/04            6.117            6.117          6.500             6.502
 9       9/25/04            6.117            6.117          6.500             6.502
10      10/25/04            6.321            6.321          6.716             6.719
11      11/25/04            6.117            6.117          6.499             6.502
12      12/25/04            6.321            6.321          6.716             6.718
13       1/25/05            6.117            6.117          6.499             6.501
14       2/25/05            6.117            6.117          6.499             6.501
15       3/25/05            6.773            6.773          7.195             7.198
16       4/25/05            6.117            6.117          6.498             6.502
17       5/25/05            6.321            6.321          6.715             6.718
18       6/25/05            6.117            6.117          6.498             6.501
19       7/25/05            6.321            6.321          6.714             6.718
20       8/25/05            6.117            6.117          6.498             6.501
21       9/25/05            6.117            6.117          6.498             6.503
22      10/25/05            6.792            8.548          7.061             8.199
23      11/25/05            6.577            8.317          6.833             7.940
24      12/25/05            6.796            8.595          7.060             8.202
25       1/25/06            6.577            8.318          6.831             7.935
26       2/25/06            6.577            8.318          6.830             7.933
27       3/25/06            7.281            9.210          7.561             8.781
28       4/25/06            6.577            9.084          6.829             8.439
29       5/25/06            6.796            9.411          7.056             8.722
30       6/25/06            6.577            9.108          6.827             8.437
31       7/25/06            6.796            9.412          7.054             8.715
32       8/25/06            6.577            9.109          6.826             8.430
33       9/25/06            6.582            9.129          6.825             8.430
34      10/25/06            6.930           10.906          7.184             9.718
35      11/25/06            6.714           10.599          6.953             9.408
36      12/25/06            6.938           10.952          7.183             9.716
37       1/25/07            6.714           10.599          6.951             9.397
38       2/25/07            6.714           10.599          6.950             9.392
39       3/25/07            7.433           11.742          7.693            10.395
40       4/25/07            6.714           11.557          6.947            10.020
41       5/25/07            6.938           11.965          7.178            10.353
42       6/25/07            6.714           11.580          6.946            10.014
43       7/25/07            6.938           11.966          7.176            10.342
44       8/25/07            6.714           11.580          6.943            10.003
45       9/25/07            6.714           11.586          6.942             9.998
46      10/25/07            6.938           12.213          7.173            10.491
47      11/25/07            6.714           11.827          6.940            10.149
48      12/25/07            6.938           12.221          7.171            10.481

                           GROUP 2          GROUP 2
                          AVAILABLE        AVAILABLE     SUBORDINATE       SUBORDINATE
                            FUNDS            FUNDS         NET WAC           NET WAC
PERIOD      DATE         CAP (1),(3)      CAP (1),(4)    CAP (2),(3)       CAP (2),(4)
--------------------------------------------------------------------------------------
 49       1/25/08           6.714           11.827          6.938             10.138
 50       2/25/08           6.714           11.827          6.937             10.133
 51       3/25/08           7.177           12.649          7.415             10.827
 52       4/25/08           6.714           12.052          6.935             10.277
 53       5/25/08           6.938           12.462          7.165             10.616
 54       6/25/08           6.714           12.060          6.933             10.268
 55       7/25/08           6.938           12.462          7.163             10.606
 56       8/25/08           6.714           12.060          6.931             10.259
 57       9/25/08           6.714           12.060          6.930             10.255
 58      10/25/08           6.938           12.470          7.160             10.599
 59      11/25/08           6.714           12.068          6.928             10.252
 60      12/25/08           6.938           12.470          7.158             10.590
 61       1/25/09           6.714           12.068          6.926             10.245
 62       2/25/09           6.714           12.068          6.925             10.241
 63       3/25/09           7.434           13.361          7.666             11.334
 64       4/25/09           6.714           12.068          6.923             10.235
 65       5/25/09           6.938           12.470          7.153             10.573
 66       6/25/09           6.714           12.068          6.921             10.229
 67       7/25/09           6.938           12.470          7.151             10.567
 68       8/25/09           6.714           12.068          6.919             10.224
 69       9/25/09           6.714           12.068          6.918             10.221
 70      10/25/09           6.938           12.470          7.148             10.561
 71      11/25/09           6.714           12.068          6.916             10.218
 72      12/25/09           6.938           12.470          7.146             10.557
 73       1/25/10           6.714           12.068          6.914             10.215
 74       2/25/10           6.714           12.068          6.914             10.213
 75       3/25/10           7.434           13.361          7.653             11.306
 76       4/25/10           6.714           12.068          6.912             10.212
 77       5/25/10           6.938           12.470          7.141             10.552
 78       6/25/10           6.714           12.068          6.910             10.211
 79       7/25/10           6.938           12.470          7.139             10.551
 80       8/25/10           6.714           12.068          6.908             10.211
 81       9/25/10           6.715           12.068          6.907             10.211
 82      10/25/10           6.938           12.470          7.136             10.552
 83      11/25/10           6.715           12.068          6.905             10.212
 84      12/25/10           6.938           12.470          7.135             10.554
 85       1/25/11           6.715           12.068          6.904             10.215
 86       2/25/11           6.715           12.068          6.903             10.217
 87       3/25/11           7.434           13.361          7.641             11.313
 88       4/25/11           6.715           12.068          6.901             10.221
 89       5/25/11           6.938           12.470          7.130             10.564
 90       6/25/11           6.715           12.068          6.899             10.226
 91       7/25/11           6.938           12.470          7.128             10.570
 92       8/25/11           6.715           12.068          6.898             10.233
 93       9/25/11           6.715           12.068          6.897             10.237
 94      10/25/11              --           12.470             --             10.582
 95      11/25/11              --               --             --                 --
 96      12/25/11              --               --             --                 --

(1) Group 2 Available Funds Cap means a per annum rate which for each Distribution Date will equal to 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable due period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Subordinate Net WAC Cap means a per annum rate which for each Distribution Date will equal the weighted average of the Net WAC applicable to each of the mortgage groups multiplied by 30 and divided by the actual number of days in the related accrual period, weighted on the basis of the Group Subordinate Amount for each mortgage group. .

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.23%, respectively.

(4) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.12% and 1.23% in month 1, respectively, both increasing to 20.00% thereafter. .

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                    TO CALL

-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                         0%               80%              100%               150%                200%
-------------------------------------------------------------------------------------------------------------------------
A-2                                     DM                DM                DM                 DM                  DM
                100                     34                34                34                 34                  34

         WAL(YEARS)                  18.22               2.8              2.16               1.13                0.77
    MOD DURN(YEARS)                  15.72              2.72              2.12               1.13                0.77
   PRINCIPAL WINDOW              Jan04 - Jun32     Jan04 - Sep13     Jan04 - Sep11      Jan04 - Nov08       Jan04 - Jan06
-------------------------------------------------------------------------------------------------------------------------
A-3-A                                   DM                DM                DM                 DM                  DM
                100                     20                20                20                 20                  20

         WAL(YEARS)                   8.22              1.08              0.90               0.65                0.53
    MOD DURN(YEARS)                   7.74              1.08              0.90               0.66                0.53
   PRINCIPAL WINDOW              Jan04 - Jul18     Jan04 - Jan06     Jan04 - Sep05      Jan04 - Feb05       Jan04 - Nov04
-------------------------------------------------------------------------------------------------------------------------
A-3-B                                YIELD             YIELD             YIELD              YIELD               YIELD
           99.97428                   4.55              4.52              4.51               4.48                4.42

         WAL(YEARS)                  20.97              6.11              4.90               2.95                1.77
    MOD DURN(YEARS)                  13.10              5.09              4.22               2.67                1.66
   PRINCIPAL WINDOW              Jul18 - Jun32     Jan06 - Sep13     Sep05 - Sep11      Feb05 - Nov08       Nov04 - Jun06
-------------------------------------------------------------------------------------------------------------------------
M1                                      DM                DM                DM                 DM                  DM
                100                     65                65                65                 65                  65

         WAL(YEARS)                  25.96              6.35              5.18               4.58                2.78
    MOD DURN(YEARS)                  20.86              6.00              4.95               4.42                2.73
   PRINCIPAL WINDOW              Jul25 - Jun32     Jan07 - Sep13     Apr07 - Sep11      Dec07 - Nov08       Jun06 - May07
-------------------------------------------------------------------------------------------------------------------------
M2                                      DM                DM                DM                 DM                  DM
                100                    145               145               145                145                 145

         WAL(YEARS)                  25.96              6.35              5.13               4.01                3.41
    MOD DURN(YEARS)                  18.89              5.81              4.78               3.81                3.27
   PRINCIPAL WINDOW              Jul25 - Jun32     Jan07 - Sep13     Feb07 - Sep11      May07 - Nov08       May07 - May07
-------------------------------------------------------------------------------------------------------------------------
M3                                      DM                DM                DM                 DM                  DM
                100                    170               170               170                170                 170

         WAL(YEARS)                  25.96              6.35              5.12               3.82                3.41
    MOD DURN(YEARS)                  18.33              5.75              4.73               3.62                3.25
   PRINCIPAL WINDOW              Jul25 - Jun32     Jan07 - Sep13     Feb07 - Sep11      Apr07 - Nov08       May07 - May07
-------------------------------------------------------------------------------------------------------------------------
B1                                      DM                DM                DM                 DM                  DM
                100                    200               200               200                200                 200

         WAL(YEARS)                  25.96              6.35              5.11               3.77                3.41
    MOD DURN(YEARS)                  17.68              5.69              4.68               3.55                3.23
   PRINCIPAL WINDOW              Jul25 - Jun32     Jan07 - Sep13     Jan07 - Sep11      Mar07 - Nov08       May07 - May07
-------------------------------------------------------------------------------------------------------------------------
B2                                      DM                DM                DM                 DM                  DM
                100                    260               260               260                260                 260

         WAL(YEARS)                  25.96              6.35              5.10               3.72                3.38
    MOD DURN(YEARS)                  16.49              5.55              4.58               3.45                3.16
   PRINCIPAL WINDOW              Jul25 - Jun32     Jan07 - Sep13     Jan07 - Sep11      Feb07 - Nov08       Apr07 - May07
-------------------------------------------------------------------------------------------------------------------------
B3                                      DM                DM                DM                 DM                  DM
           87.77321                    384               548               600                698                 731

         WAL(YEARS)                  25.82              6.02              4.84               3.51                3.21
    MOD DURN(YEARS)                  14.91              5.05              4.17               3.15                2.91
   PRINCIPAL WINDOW              Jul25 - Jun32     Jan07 - Sep13     Jan07 - Sep11      Jan07 - Nov08       Feb07 - May07
-------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

                                  TO MATURITY

-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                         0%               80%              100%               150%                200%
-------------------------------------------------------------------------------------------------------------------------
A-2                                     DM                DM                DM                 DM                  DM
                100                     34                35                34                 34                  34

         WAL(YEARS)                  18.28              2.85              2.20               1.13                0.77
    MOD DURN(YEARS)                  15.76              2.76              2.15               1.13                0.77
   PRINCIPAL WINDOW              Jan04 - Sep33     Jan04 - Apr17     Jan04 - Mar14      Jan04 - Apr09       Jan04 - Jan06
-------------------------------------------------------------------------------------------------------------------------
A-3-A                                   DM                DM                DM                 DM                  DM
                100                     20                20                20                 20                  20

         WAL(YEARS)                   8.22              1.08              0.90               0.65                0.53
    MOD DURN(YEARS)                   7.74              1.08              0.90               0.66                0.53
   PRINCIPAL WINDOW              Jan04 - Jul18     Jan04 - Jan06     Jan04 - Sep05      Jan04 - Feb05       Jan04 - Nov04
-------------------------------------------------------------------------------------------------------------------------
A-3-B                                YIELD             YIELD             YIELD              YIELD               YIELD
           99.97428                   4.56              4.53              4.52               4.5                 4.41

         WAL(YEARS)                  20.97              7.56              6.21               4.04                1.77
    MOD DURN(YEARS)                  13.10              5.87              5.00               3.45                1.66
   PRINCIPAL WINDOW              Jul18 - Nov32     Jan06 - May25     Sep05 - Aug21      Feb05 - Sep15       Nov04 - Jun06
-------------------------------------------------------------------------------------------------------------------------
M1                                      DM                DM                DM                 DM                  DM
                100                     65                68                68                 67                  68

         WAL(YEARS)                  26.09              7.04              5.75               4.98                3.15
    MOD DURN(YEARS)                  20.94              6.56              5.43               4.79                3.06
   PRINCIPAL WINDOW              Jul25 - Aug33     Jan07 - Oct21     Apr07 - Jul18      Dec07 - May13       Jun06 - Apr12
-------------------------------------------------------------------------------------------------------------------------
M2                                      DM                DM                DM                 DM                  DM
                100                    145               150               150                150                 168

         WAL(YEARS)                  26.09              6.96              5.63               4.33                5.10
    MOD DURN(YEARS)                  18.95              6.27              5.18               4.09                4.77
   PRINCIPAL WINDOW              Jul25 - Jun33     Jan07 - Feb20     Feb07 - Feb17      May07 - May12       Dec07 - Dec10
-------------------------------------------------------------------------------------------------------------------------
M3                                      DM                DM                DM                 DM                  DM
                100                    170               175               175                175                 181

         WAL(YEARS)                  26.08              6.85              5.52               4.09                3.96
    MOD DURN(YEARS)                  18.38              6.12              5.05               3.85                3.75
   PRINCIPAL WINDOW              Jul25 - Apr33     Jan07 - Dec17     Feb07 - Mar15      Apr07 - Feb11       Sep07 - Dec08
-------------------------------------------------------------------------------------------------------------------------
B1                                      DM                DM                DM                 DM                  DM
                100                    200               205               205                205                 207

         WAL(YEARS)                  26.06              6.74              5.42               3.97                3.69
    MOD DURN(YEARS)                  17.72              5.97              4.92               3.72                3.48
  PRINCIPAL WINDOW               Jul25 - Mar33     Jan07 - Dec16     Jan07 - May14      Mar07 - Aug10       Jun07 - Aug08
-------------------------------------------------------------------------------------------------------------------------
B2                                      DM                DM                DM                 DM                  DM
                100                    260               263               263                263                 263

         WAL(YEARS)                  26.02              6.54              5.25               3.81                3.45
    MOD DURN(YEARS)                  16.51              5.69              4.69               3.53                3.22
   PRINCIPAL WINDOW              Jul25 - Dec32     Jan07 - Aug15     Jan07 - Apr13      Feb07 - Nov09       Apr07 - Jan08
-------------------------------------------------------------------------------------------------------------------------
B3                                      DM                DM                DM                 DM                  DM
           87.77321                    384               548               600                698                 731

         WAL(YEARS)                  25.82              6.03              4.84               3.51                3.21
    MOD DURN(YEARS)                  14.91              5.05              4.17               3.15                2.91
   PRINCIPAL WINDOW              Jul25 - Jun32     Jan07 - Oct13     Jan07 - Oct11      Jan07 - Nov08       Feb07 - May07
-------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                     97           70             64             47                30
25-Dec-05                     96           49             39             17                 *
25-Dec-06                     95           32             21              *                 0
25-Dec-07                     93           24             17              *                 0
25-Dec-08                     92           18             12              *                 0
25-Dec-09                     90           13              8              0                 0
25-Dec-10                     88           10              5              0                 0
25-Dec-11                     86            7              3              0                 0
25-Dec-12                     84            5              1              0                 0
25-Dec-13                     82            3              *              0                 0
25-Dec-14                     79            2              0              0                 0
25-Dec-15                     77            1              0              0                 0
25-Dec-16                     74            *              0              0                 0
25-Dec-17                     71            0              0              0                 0
25-Dec-18                     68            0              0              0                 0
25-Dec-19                     64            0              0              0                 0
25-Dec-20                     60            0              0              0                 0
25-Dec-21                     56            0              0              0                 0
25-Dec-22                     52            0              0              0                 0
25-Dec-23                     47            0              0              0                 0
25-Dec-24                     42            0              0              0                 0
25-Dec-25                     38            0              0              0                 0
25-Dec-26                     34            0              0              0                 0
25-Dec-27                     30            0              0              0                 0
25-Dec-28                     26            0              0              0                 0
25-Dec-29                     21            0              0              0                 0
25-Dec-30                     16            0              0              0                 0
25-Dec-31                     11            0              0              0                 0
25-Dec-32                      5            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)       18.28         2.85           2.20           1.13              0.77

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

       PERCENTAGE OF CLASS A-3-A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                     92           51             40             13                 0
25-Dec-05                     88            3              0              0                 0
25-Dec-06                     83            0              0              0                 0
25-Dec-07                     78            0              0              0                 0
25-Dec-08                     73            0              0              0                 0
25-Dec-09                     68            0              0              0                 0
25-Dec-10                     62            0              0              0                 0
25-Dec-11                     55            0              0              0                 0
25-Dec-12                     49            0              0              0                 0
25-Dec-13                     41            0              0              0                 0
25-Dec-14                     33            0              0              0                 0
25-Dec-15                     25            0              0              0                 0
25-Dec-16                     16            0              0              0                 0
25-Dec-17                      6            0              0              0                 0
25-Dec-18                      0            0              0              0                 0
25-Dec-19                      0            0              0              0                 0
25-Dec-20                      0            0              0              0                 0
25-Dec-21                      0            0              0              0                 0
25-Dec-22                      0            0              0              0                 0
25-Dec-23                      0            0              0              0                 0
25-Dec-24                      0            0              0              0                 0
25-Dec-25                      0            0              0              0                 0
25-Dec-26                      0            0              0              0                 0
25-Dec-27                      0            0              0              0                 0
25-Dec-28                      0            0              0              0                 0
25-Dec-29                      0            0              0              0                 0
25-Dec-30                      0            0              0              0                 0
25-Dec-31                      0            0              0              0                 0
25-Dec-32                      0            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)        8.22         1.08           0.90           0.65              0.53

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

       PERCENTAGE OF CLASS A-3-B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                    100          100            100            100                91
25-Dec-05                    100          100             90             63                39
25-Dec-06                    100           78             64             33                 0
25-Dec-07                    100           66             57             33                 0
25-Dec-08                    100           56             47             33                 0
25-Dec-09                    100           47             38             27                 0
25-Dec-10                    100           40             32             22                 0
25-Dec-11                    100           34             27             19                 0
25-Dec-12                    100           30             23             12                 0
25-Dec-13                    100           25             19              7                 0
25-Dec-14                    100           22             17              2                 0
25-Dec-15                    100           19             14              0                 0
25-Dec-16                    100           17             12              0                 0
25-Dec-17                    100           15             11              0                 0
25-Dec-18                     85           13              8              0                 0
25-Dec-19                     80           11              4              0                 0
25-Dec-20                     74           10              1              0                 0
25-Dec-21                     68            9              0              0                 0
25-Dec-22                     61            6              0              0                 0
25-Dec-23                     54            3              0              0                 0
25-Dec-24                     47            1              0              0                 0
25-Dec-25                     41            0              0              0                 0
25-Dec-26                     36            0              0              0                 0
25-Dec-27                     31            0              0              0                 0
25-Dec-28                     25            0              0              0                 0
25-Dec-29                     20            0              0              0                 0
25-Dec-30                     13            0              0              0                 0
25-Dec-31                      6            0              0              0                 0
25-Dec-32                      0            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)       20.97         7.56           6.21           4.04              1.77

* = less than 0.5%

TO MATURITY

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                    100          100            100            100               100
25-Dec-05                    100          100            100            100               100
25-Dec-06                    100          100            100            100                 9
25-Dec-07                    100           78             60             94                 9
25-Dec-08                    100           62             45             29                 9
25-Dec-09                    100           49             33             12                 9
25-Dec-10                    100           38             25              8                 9
25-Dec-11                    100           30             18              5                 1
25-Dec-12                    100           24             14              1                 0
25-Dec-13                    100           19             10              0                 0
25-Dec-14                    100           15              8              0                 0
25-Dec-15                    100           12              6              0                 0
25-Dec-16                    100            9              4              0                 0
25-Dec-17                    100            7              1              0                 0
25-Dec-18                    100            5              0              0                 0
25-Dec-19                    100            4              0              0                 0
25-Dec-20                    100            2              0              0                 0
25-Dec-21                    100            0              0              0                 0
25-Dec-22                    100            0              0              0                 0
25-Dec-23                    100            0              0              0                 0
25-Dec-24                    100            0              0              0                 0
25-Dec-25                     96            0              0              0                 0
25-Dec-26                     86            0              0              0                 0
25-Dec-27                     76            0              0              0                 0
25-Dec-28                     65            0              0              0                 0
25-Dec-29                     53            0              0              0                 0
25-Dec-30                     41            0              0              0                 0
25-Dec-31                     27            0              0              0                 0
25-Dec-32                     12            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)       26.09         7.04           5.75           4.98              3.15

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                    100          100            100            100               100
25-Dec-05                    100          100            100            100               100
25-Dec-06                    100          100            100            100               100
25-Dec-07                    100           78             60             30                98
25-Dec-08                    100           62             45             19                47
25-Dec-09                    100           49             33             12                16
25-Dec-10                    100           38             25              8                 0
25-Dec-11                    100           30             18              2                 0
25-Dec-12                    100           24             14              0                 0
25-Dec-13                    100           19             10              0                 0
25-Dec-14                    100           15              8              0                 0
25-Dec-15                    100           12              4              0                 0
25-Dec-16                    100            9              *              0                 0
25-Dec-17                    100            7              0              0                 0
25-Dec-18                    100            3              0              0                 0
25-Dec-19                    100            *              0              0                 0
25-Dec-20                    100            0              0              0                 0
25-Dec-21                    100            0              0              0                 0
25-Dec-22                    100            0              0              0                 0
25-Dec-23                    100            0              0              0                 0
25-Dec-24                    100            0              0              0                 0
25-Dec-25                     96            0              0              0                 0
25-Dec-26                     86            0              0              0                 0
25-Dec-27                     76            0              0              0                 0
25-Dec-28                     65            0              0              0                 0
25-Dec-29                     53            0              0              0                 0
25-Dec-30                     41            0              0              0                 0
25-Dec-31                     27            0              0              0                 0
25-Dec-32                     12            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)       26.09         6.96           5.63           4.33              5.10

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                    100          100            100            100               100
25-Dec-05                    100          100            100            100               100
25-Dec-06                    100          100            100            100               100
25-Dec-07                    100           78             60             30                13
25-Dec-08                    100           62             45             19                 0
25-Dec-09                    100           49             33             12                 0
25-Dec-10                    100           38             25              2                 0
25-Dec-11                    100           30             18              0                 0
25-Dec-12                    100           24             14              0                 0
25-Dec-13                    100           19             10              0                 0
25-Dec-14                    100           15              2              0                 0
25-Dec-15                    100           12              0              0                 0
25-Dec-16                    100            9              0              0                 0
25-Dec-17                    100            0              0              0                 0
25-Dec-18                    100            0              0              0                 0
25-Dec-19                    100            0              0              0                 0
25-Dec-20                    100            0              0              0                 0
25-Dec-21                    100            0              0              0                 0
25-Dec-22                    100            0              0              0                 0
25-Dec-23                    100            0              0              0                 0
25-Dec-24                    100            0              0              0                 0
25-Dec-25                     96            0              0              0                 0
25-Dec-26                     86            0              0              0                 0
25-Dec-27                     76            0              0              0                 0
25-Dec-28                     65            0              0              0                 0
25-Dec-29                     53            0              0              0                 0
25-Dec-30                     41            0              0              0                 0
25-Dec-31                     27            0              0              0                 0
25-Dec-32                     12            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)       26.08         6.85           5.52           4.09              3.96

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                    100          100            100            100               100
25-Dec-05                    100          100            100            100               100
25-Dec-06                    100          100            100            100               100
25-Dec-07                    100           78             60             30                13
25-Dec-08                    100           62             45             19                 0
25-Dec-09                    100           49             33             10                 0
25-Dec-10                    100           38             25              0                 0
25-Dec-11                    100           30             18              0                 0
25-Dec-12                    100           24             14              0                 0
25-Dec-13                    100           19              4              0                 0
25-Dec-14                    100           15              0              0                 0
25-Dec-15                    100            9              0              0                 0
25-Dec-16                    100            0              0              0                 0
25-Dec-17                    100            0              0              0                 0
25-Dec-18                    100            0              0              0                 0
25-Dec-19                    100            0              0              0                 0
25-Dec-20                    100            0              0              0                 0
25-Dec-21                    100            0              0              0                 0
25-Dec-22                    100            0              0              0                 0
25-Dec-23                    100            0              0              0                 0
25-Dec-24                    100            0              0              0                 0
25-Dec-25                     96            0              0              0                 0
25-Dec-26                     86            0              0              0                 0
25-Dec-27                     76            0              0              0                 0
25-Dec-28                     65            0              0              0                 0
25-Dec-29                     53            0              0              0                 0
25-Dec-30                     41            0              0              0                 0
25-Dec-31                     27            0              0              0                 0
25-Dec-32                     10            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)       26.06         6.74           5.42           3.97              3.69

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                    100          100            100            100               100
25-Dec-05                    100          100            100            100               100
25-Dec-06                    100          100            100            100               100
25-Dec-07                    100           78             60             30                 2
25-Dec-08                    100           62             45             18                 0
25-Dec-09                    100           49             33              0                 0
25-Dec-10                    100           38             25              0                 0
25-Dec-11                    100           30             16              0                 0
25-Dec-12                    100           24              3              0                 0
25-Dec-13                    100           17              0              0                 0
25-Dec-14                    100            6              0              0                 0
25-Dec-15                    100            0              0              0                 0
25-Dec-16                    100            0              0              0                 0
25-Dec-17                    100            0              0              0                 0
25-Dec-18                    100            0              0              0                 0
25-Dec-19                    100            0              0              0                 0
25-Dec-20                    100            0              0              0                 0
25-Dec-21                    100            0              0              0                 0
25-Dec-22                    100            0              0              0                 0
25-Dec-23                    100            0              0              0                 0
25-Dec-24                    100            0              0              0                 0
25-Dec-25                     96            0              0              0                 0
25-Dec-26                     86            0              0              0                 0
25-Dec-27                     76            0              0              0                 0
25-Dec-28                     65            0              0              0                 0
25-Dec-29                     53            0              0              0                 0
25-Dec-30                     41            0              0              0                 0
25-Dec-31                     27            0              0              0                 0
25-Dec-32                      0            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)       26.02         6.54           5.25           3.81              3.45

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC4

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING   80% PRICING   100% PRICING   150% PRICING
        DATE                SPEED        SPEED          SPEED          SPEED      200% PRICING SPEED
--------------------     ----------   -----------   ------------   ------------   ------------------
Initial Percentage           100          100            100            100               100
25-Dec-04                    100          100            100            100               100
25-Dec-05                    100          100            100            100               100
25-Dec-06                    100          100            100            100               100
25-Dec-07                    100           78             60             20                 0
25-Dec-08                    100           62             45              0                 0
25-Dec-09                    100           49             26              0                 0
25-Dec-10                    100           35             10              0                 0
25-Dec-11                    100           20              0              0                 0
25-Dec-12                    100            8              0              0                 0
25-Dec-13                    100            0              0              0                 0
25-Dec-14                    100            0              0              0                 0
25-Dec-15                    100            0              0              0                 0
25-Dec-16                    100            0              0              0                 0
25-Dec-17                    100            0              0              0                 0
25-Dec-18                    100            0              0              0                 0
25-Dec-19                    100            0              0              0                 0
25-Dec-20                    100            0              0              0                 0
25-Dec-21                    100            0              0              0                 0
25-Dec-22                    100            0              0              0                 0
25-Dec-23                    100            0              0              0                 0
25-Dec-24                    100            0              0              0                 0
25-Dec-25                     96            0              0              0                 0
25-Dec-26                     86            0              0              0                 0
25-Dec-27                     76            0              0              0                 0
25-Dec-28                     65            0              0              0                 0
25-Dec-29                     53            0              0              0                 0
25-Dec-30                     40            0              0              0                 0
25-Dec-31                     14            0              0              0                 0
25-Dec-32                      0            0              0              0                 0
25-Dec-33                      0            0              0              0                 0

Average Life (years)       25.82         6.03           4.84           3.51              3.21

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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